Filed with the Securities and Exchange Commission on February 27, 2026

Securities Act of 1933 File No. 333-42115

Investment Company Act of 1940 File No. 811-08549

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 49	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 50	☒

(Check appropriate box or boxes.)

OAK ASSOCIATES FUNDS

(Exact Name of Registrant as Specified in Charter)

3800 Embassy Parkway, Suite 310

Akron, Ohio 44333-8334

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (888) 462-5386

Charles A. Kiraly

c/o Oak Associates, ltd

3800 Embassy Parkway, Suite 310

Akron, Ohio 44333-8334

(Name and Address of Agent for Service)

Copies to:

John M. Ford, Esq.

Troutman Pepper Locke LLP

3000 Two Logan Square

Philadelphia, PA 19103-2799

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

February 28, 2026

White Oak Select Growth Fund	WOGSX
Pin Oak Equity Fund	POGSX
Rock Oak Core Growth Fund	RCKSX
River Oak Discovery Fund	RIVSX
Red Oak Technology Select Fund	ROGSX
Black Oak Emerging Technology Fund	BOGSX
Live Oak Health Sciences Fund	LOGSX

Share Class	Class I

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

OAK ASSOCIATES FUNDS	Grow Stronger Together.

About This Prospectus

Oak Associates Funds (the “Trust”) is a mutual fund family that offers shares in separate investment portfolios (the “Funds”). The Funds have individual investment goals and strategies. This Prospectus gives you important information about the Funds that you should know before investing. Please read this Prospectus and keep it for future reference.

This Prospectus has been arranged into different sections so that you can easily review this important information.

i

White Oak Select Growth Fund SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.74%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of established U.S. companies with large market capitalization, or large cap companies. In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above-average growth potential at attractive prices. The Fund will generally hold between 20 and 30 common stocks. The Adviser considers large cap companies to have market capitalizations at the time of purchase of over $50 billion or those with market capitalizations similar in size or range to the benchmark index at the time of purchase.

The Adviser’s investment process begins with a top-down analysis of sectors and industries that it believes have the best potential for long-term growth based on an overall analysis of the macroeconomic environment. It then searches for the most attractive opportunities within those areas, based on a qualitative and quantitative analysis. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries which it believes hold the most growth potential relative to the weightings such sectors and industries represent in the Fund’s benchmark. The Adviser purchases companies for the long-term and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that the Adviser’s bias towards a growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries. Although the Fund is diversified, the Fund may invest more heavily in sectors and industries which it believes hold the most growth potential. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in the technology sector. Poor performance or adverse economic events affecting one or more of an overweighted sector or industry in which the Fund is invested could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Technology Sector Risk: As of its most recently completed fiscal year, the Fund held investments in the technology sector that represented a material portion of the Fund’s asset value. Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Class I shares. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
19.91%	(18.72)%
6/30/2020	6/30/2022

Average Annual Total Returns

This table compares the Fund’s Class I shares average annual total returns for the periods ended December 31, 2025. The following information is intended to help you understand the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class I shares from year to year; and (b) how the average annual total return of the Fund’s Class I shares compare to those of a regulatorily required broad-based securities market index (S&P 500® Total Return Index) (the “Regulatory Benchmark”). The Regulatory Benchmark is also generally representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Regulatory Benchmark, which represents a broader measure of market performance, complies with regulatory requirements.

	1 Year	5 Years	10 Years
Class I Returns Before Taxes	24.13%	12.09%	13.21%
Returns After Taxes on Distributions*	21.93%	10.57%	12.24%
Returns After Taxes on Distributions and Sale of Fund Shares*	15.89%	9.45%	10.92%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

Robert D. Stimpson,CIO, CFA, CMT
Portfolio Manager of the Fund since 2010.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 55 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Pin Oak Equity Fund SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.74%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of U.S. companies that the Adviser believes have above-average growth potential at attractive prices. The Adviser generally does not base stock selections on a company’s size, but rather on assessment of its fundamental outlook. As a result, the Fund may own stocks of all market capitalizations, or all cap. The Fund will generally hold between 25 and 40 common stocks.

The Adviser’s investment process begins with an analysis of the economy and various macroeconomic factors, followed by an evaluation of sectors and industries. It then focuses on the most attractive companies in these areas based on qualitative and quantitative factors. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries the Adviser believes offer the best risk-reward; this can result in significant differences in weightings between the Fund and its benchmark. The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that the Adviser’s bias towards a growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries. Although the Fund is diversified, the Fund may invest more heavily in sectors and industries which it believes offer the best risk-reward. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in the technology sector. Poor performance or adverse economic events affecting one or more of an overweighted sector or industry could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Technology Sector Risk: As of its most recently completed fiscal year, the Fund held investments in the technology sector that represented a material portion of the Fund’s asset value. Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Class I shares. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
20.42%	(22.25)%
6/30/2020	3/31/2020

Average Annual Total Returns

This table compares the Fund’s Class I shares average annual total returns for the periods ended December 31, 2025. The following information is intended to help you understand the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class I shares from year to year; and (b) how the average annual total return of the Fund’s Class I shares compare to those of a regulatorily required broad-based securities market index (S&P Composite 1500) (the “Regulatory Benchmark”). The Fund has included in the table the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements.

	1 Year	5 Years	10 Years
Class I Returns Before Taxes	27.45%	11.90%	12.31%
Returns After Taxes on Distributions*	25.01%	9.74%	10.84%
Returns After Taxes on Distributions and Sale of Fund Shares*	18.03%	9.14%	9.95%
S&P Composite 1500 (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

Robert D. Stimpson, CIO, CFA, CMT
Portfolio Manager of the Fund since 2019.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 55 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Rock Oak Core Growth Fund SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.74%
Other Expenses	0.75%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waivers and Expense Reimbursements*	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%

*	Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that you reinvest all dividends and distributions, and that the contractual fee waiver/expense reimbursement is in place for the first year only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$127	$447	$790	$1,759

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of mid capitalization companies, though the Fund may also hold positions in large market capitalization companies. In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above-average growth potential at attractive prices. The Fund will generally hold between 25 and 40 common stocks. The Adviser considers mid cap companies to be those with market capitalizations at the time of purchase between $15 billion and $50 billion or those with market capitalizations similar in size or range to the performance benchmark index at the time of purchase.

The Adviser utilizes a combined approach of “top-down” analysis and “bottom-up” stock selection. The “top-down” approach takes into consideration such factors as long-term economic, demographic and geopolitical themes. These include such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies which it believes should benefit from the overall themes that the Adviser has observed. As part of its “bottom-up” stock selection, the Adviser then looks for individual companies with earnings growth potential that should, in the Adviser’s opinion, exceed the earnings growth rate of the overall market over the long-term, and that may not be fully recognized by the market at large. In determining whether a particular company is suitable for investment, the Adviser focuses on a number of different attributes including the company’s specific market expertise or dominance, its competitive durability and pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries which it believes hold the most growth potential relative to the weightings such sectors and industries represent in the Fund’s benchmark. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”). The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that the Adviser’s bias towards a growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Industrials Sector Risk: The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Investment Focus Risk: The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries. Although the Fund is diversified, the Fund may invest more heavily in sectors and industries which it believes hold the most growth potential. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in the industrials sector. Poor performance or adverse economic events affecting one or more of an overweighted sector or industry could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Class I shares. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
19.55%	(21.60)%
6/30/2020	3/31/2020

Average Annual Total Returns

This table compares the Fund’s Class I shares average annual total returns for the periods ended December 31, 2025. The following information is intended to help you understand the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class I shares from year to year; and (b) how the average annual total return of the Fund’s Class I shares compare to those of a regulatorily required broad-based securities market index (S&P Composite 1500) (the “Regulatory Benchmark”) and the S&P MidCap 400 Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements.

	1 Year	5 Years	10 Years
Class I Returns Before Taxes	13.02%	6.25%	9.55%
Returns After Taxes on Distributions*	11.46%	5.63%	8.60%
Returns After Taxes on Distributions and Sale of Fund Shares*	8.85%	4.84%	7.67%
S&P MidCap 400 (reflects no deduction for fees, expenses or taxes)	7.50%	9.12%	10.72%
S&P Composite 1500 (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

Robert D. Stimpson, CIO, CFA, CMT
Portfolio Manager of the Fund since 2004.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 55 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

River Oak Discovery Fund SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.74%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	1.23%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class I shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$125	$390	$676	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of U.S. companies with small market capitalization, or small cap companies. In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above-average growth potential at attractive prices. The Fund will generally hold between 30 and 40 common stocks. The Adviser considers small cap companies to be those with market capitalizations at the time of purchase below $15 billion or those with market capitalizations similar in size or range to the performance benchmark index at the time of purchase.

The Adviser utilizes a combined approach of “top-down” analysis and “bottom-up” stock selection. The “top-down” approach takes into consideration such factors as long-term economic, demographic and geopolitical themes. These include such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies which it believes should benefit from the overall themes that the Adviser has observed. As part of its “bottom-up” stock selection, the Adviser then looks for individual companies with earnings growth potential that should exceed the earnings growth rate of the overall market over the long-term, and that may not be fully recognized by the market at large. In determining whether a particular company is suitable for investment, the Adviser focuses on a number of different attributes including the company’s specific market expertise or dominance, its competitive durability and pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. The Adviser’s investment strategy often involves overweighting the Fund’s position in the sectors and industries which it believes hold the most growth potential relative to the weightings such sectors and industries represent in the Fund’s benchmark. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”). The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among similar companies.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that the Adviser’s bias towards a growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Industrials Sector Risk: The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Investment Focus Risk: The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries. Although the Fund is diversified, the Fund may invest more heavily in sectors and industries which it believes hold the most growth potential. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in the technology and industrials sectors. Poor performance or adverse economic events affecting one or more of an overweighted sector or industry could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Technology Sector Risk: As of its most recently completed fiscal year, the Fund held investments in the technology sector that represented a material portion of the Fund’s asset value. Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Class I shares. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
37.50%	(29.25)%
12/31/2020	3/31/2020

Average Annual Total Returns

This table compares the Fund’s Class I shares average annual total returns for the periods ended December 31, 2025. The following information is intended to help you understand the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class I shares from year to year; and (b) how the average annual total return of the Fund’s Class I shares compare to those of a regulatorily required broad-based securities market index (S&P Composite 1500) (the “Regulatory Benchmark”) and the S&P SmallCap 600 Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements.

	1 Year	5 Years	10 Years
Class I Returns Before Taxes	9.11%	5.56%	9.29%
Returns After Taxes on Distributions*	9.04%	4.75%	7.94%
Returns After Taxes on Distributions and Sale of Fund Shares*	5.45%	4.26%	7.29%
S&P SmallCap 600 (reflects no deduction for fees, expenses or taxes)	6.02%	7.31%	9.81%
S&P Composite 1500 (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

Robert D. Stimpson, CIO, CFA, CMT
Portfolio Manager of the Fund since 2005.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 55 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Red Oak Technology Select Fund SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.74%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class I shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of companies which produce, design, or market technology products or services; rely extensively on technology in their product development or operations; or which the Adviser expects to benefit from technological advances and improvements. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in technology companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics, but will regularly invest in these and other technology companies well in excess of this amount, as further described below. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund.

The Adviser identifies what it believes to be the most attractive areas within technology and then narrows its search to individual stocks. The Adviser generally does not base stock selections on a company’s size, but rather on the Adviser’s assessment of its fundamental outlook. Nonetheless, the Fund tends to own stocks of more-established companies of mid to large size.

The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among technology companies.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of companies operating in the technology sector, as determined by the Adviser. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Concentration Risk: Because the Fund may invest a significant portion of its assets in securities issued by companies operating directly in the “technology industry,” which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics (“Technology Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The prices of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some Technology Companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that the Adviser’s bias towards a growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Class I shares. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
25.30%	(20.45)%
6/30/2020	6/30/2022

Average Annual Total Returns

This table compares the Fund’s Class I shares average annual total returns for the periods ended December 31, 2025. The following information is intended to help you understand the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class I shares from year to year; and (b) how the average annual total return of the Fund’s Class I shares compare to those of a regulatorily required broad-based securities market index (S&P Composite 1500) (the “Regulatory Benchmark”) and the S&P 500® Equal Weight Information Technology Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements.

	1 Year	5 Years	10 Years
Class I Returns Before Taxes	23.39%	14.40%	18.62%
Returns After Taxes on Distributions*	21.61%	12.83%	17.26%
Returns After Taxes on Distributions and Sale of Fund Shares*	15.14%	11.23%	15.54%
S&P 500® Equal Weight Information Technology Index (reflects no deductions for fees, expenses or taxes)	22.57%	13.47%	18.79%
S&P Composite 1500 (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

Robert D. Stimpson, CIO, CFA, CMT
Portfolio Manager of the Fund since 2019.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 55 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Black Oak Emerging Technology Fund SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.74%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.05%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class I shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of companies that the Adviser considers to be well-positioned to become market leaders among “emerging” technology companies. Emerging technology companies are those that the Adviser believes have the potential to develop, or are expected to benefit from, new technology or significant improvements or enhancements to existing technology. Current examples of emerging technology companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, wireless and other communications technology, and high-speed voice, video and data transfer combinations. The types of companies the Adviser considers to be emerging technology companies can be expected to change over time as developments in technology occur.

The Adviser’s investment process begins with a top-down analysis of economic conditions, sectors and industries that it considers to have the best potential for emerging technology to drive long-term growth. It then focuses in on the present or potential key performers in those areas based on a highly subjective analysis of individual companies’ fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally does not base stock selections on a company’s size, but rather on its assessment of a company’s fundamental prospects for growth. Nonetheless, the Fund tends to own stocks of small to medium capitalization companies and may own stocks of newer, less-established companies of any size. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”).

The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among emerging technology companies.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of emerging technology companies, as determined by the Adviser. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that the Adviser’s bias towards a growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk: Because the Fund may invest a significant portion of its assets in securities issued by companies conducting business in emerging technology industries, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect those industries. The prices of emerging technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some of the companies involved in emerging technology industries may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Technology Sector Risk: As of its most recently completed fiscal year, the Fund held investments in the technology sector that represented a material portion of the Fund’s asset value. Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Class I shares. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
28.32%	(20.14)%
6/30/2020	3/31/2020

Average Annual Total Returns

This table compares the Fund’s Class I shares average annual total returns for the periods ended December 31, 2025. The following information is intended to help you understand the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class I shares from year to year; and (b) how the average annual total return of the Fund’s Class I shares compare to those of a regulatorily required broad-based securities market index (S&P Composite 1500) (the “Regulatory Benchmark”) and the S&P 500® Equal Weight Information Technology Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements.

	1 Year	5 Years	10 Years
Class I Returns Before Taxes	19.11%	7.14%	14.09%
Returns After Taxes on Distributions*	17.59%	5.69%	12.44%
Returns After Taxes on Distributions and Sale of Fund Shares*	12.43%	5.46%	11.40%
S&P 500® Equal Weight Information Technology Index (reflects no deduction for fees, expenses, or taxes)	22.57%	13.47%	18.79%
S&P Composite 1500 (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

Robert D. Stimpson, CIO, CFA, CMT
Portfolio Manager of the Fund since 2006.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 55 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Live Oak Health Sciences Fund SUMMARY

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.74%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.04%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class I shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. These “health science” companies include pharmaceutical firms, designers and manufacturers of medical equipment and supplies, operators of hospitals, other health-care services, and biotechnological researchers and developers. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies doing business in the health science industry, but will regularly invest in health science companies well in excess of this amount. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund, as further described below.

The Adviser identifies what it believes to be the most attractive areas within health science and then narrows its search to individual stocks, paying particular attention to companies who are well-positioned to take advantage of technological advances, innovative changes and demographic trends affecting the health science industry. The Adviser’s stock selection process is based on a quantitative and qualitative analysis of individual companies’ fundamentals such as valuation, earnings growth potential, competitive advantages and the quality of corporate management. The Fund generally invests in large and medium capitalization companies, but can invest in companies of any size.

The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of health science companies, as determined by the Adviser. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Concentration Risk: Because the Fund may invest a significant portion of its assets in securities issued by health science companies, the Fund is subject to legislative or regulatory changes, including governmental approval of certain products or services and changes in government policies towards parts of the health science industry, adverse market conditions and/or increased competition affecting this industry, and the risk of product liability and/or malpractice lawsuits. The prices of health science companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market, and rapid technological change and obsolescence of products. Some health science companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Growth Investing Risk: The Fund is subject to the risk that the Adviser’s bias towards a its growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund’s Class I shares. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER	WORST QUARTER
13.35%	(13.12)%
12/31/2022	12/31/2018

Average Annual Total Returns

This table compares the Fund’s Class I shares average annual total returns for the periods ended December 31, 2025. The following information is intended to help you understand the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class I shares from year to year; and (b) how the average annual total return of the Fund’s Class I shares compare to those of a regulatorily required broad-based securities market index (S&P Composite 1500) (the “Regulatory Benchmark”) and the S&P 500® Health Sector Care Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements.

	1 Year	5 Years	10 Years
Class I Returns Before Taxes	19.63%	8.13%	7.30%
Returns After Taxes on Distributions*	19.06%	7.21%	6.06%
Returns After Taxes on Distributions and Sale of Fund Shares*	12.04%	6.28%	5.59%
S&P 500® Health Sector Care Index (reflects no deduction for fees, expenses, or taxes)	14.60%	8.21%	9.91%
S&P Composite 1500 (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, Fund Returns After Taxes on Distributions and Sale of Fund Shares may be higher than returns excluding the sale of Fund shares because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Investment Adviser

Oak Associates, ltd.

Portfolio Managers

Robert D. Stimpson, CIO, CFA, CMT
Portfolio Manager of the Fund since 2019.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 55 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About Investment Strategies and Risks

Additional Investment Strategies

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments, such as short-term high-quality debt instruments and money market funds, that would not ordinarily be consistent with the Fund’s objective. If a Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

This Prospectus describes the Funds’ principal investments and strategies, and the Funds will normally invest in the types of securities described in this Prospectus. However, in addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These non-principal investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds’ Statement of Additional Information (for information on how to obtain the Funds’ Statement of Additional Information, see the back cover of this Prospectus). Of course, we cannot guarantee that any Fund will achieve its investment objective.

Principal Risk Information Common to the Funds

The following is a list of principal risks common to each of the Funds, except as otherwise indicated. The Funds’ Statement of Additional Information provides more information about the Funds, their principal risks and related potential returns. For information on how to obtain the Funds’ Statement of Additional Information, see the back cover of this Prospectus.

Concentration Risk (Red Oak Fund and Live Oak Fund only): Because the assets of each Fund may be concentrated in an industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Depositary Receipts Risk: The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Equity Securities Risk: Each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Foreign Securities Risk: Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Growth Investing Risk: The Fund is subject to the risk that growth-oriented style of investing may underperform other investment styles or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.

Industrials Sector Risk (Rock Oak Fund and River Oak Fund only): The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Investment Focus Risk (White Oak Fund, Pin Oak Fund, Rock Oak Fund, River Oak Fund and Black Oak Fund only): Because a Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Large Cap Risk (White Oak Fund, Pin Oak Fund, Rock Oak Fund, Red Oak Fund, Black Oak Fund and Live Oak Fund only): Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Each Fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor stock selections. Oak Associates, ltd., the Funds’ investment adviser, applies its own investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that they will produce the desired results. This risk may cause the Fund to underperform other funds with a similar investment objective.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as wars, pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Mid Cap Risk (Pin Oak Fund, Rock Oak Fund, River Oak Fund, Red Oak Fund, Black Oak Fund and Live Oak Fund only): Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Mid-sized companies may underperform larger companies, may be harder to sell at a favorable time and price, and may offer greater potential for losses.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk (Pin Oak Fund, River Oak Fund, Red Oak Fund, Black Oak Fund and Live Oak Fund only): Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Technology Sector Risk (White Oak Fund, Pin Oak Fund, River Oak Fund, and Black Oak Fund only): Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Information About Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. Certain portfolio holdings information for each Fund is available on the Funds’ website – www.oakfunds.com – by clicking the applicable link for each Fund from the home page. By following these links, you can obtain a list of the top portfolio holdings for each Fund as of the end of the most recently completed calendar quarter. Information regarding each Fund’s complete list of portfolio holdings is available through posted regulatory documents on the Funds’ Forms & Information page of the website at each fiscal quarter end period.

Investment Adviser

Oak Associates, ltd., 3800 Embassy Parkway, Suite 310, Akron, Ohio 44333, serves as the investment adviser to the Funds (the “Adviser”). The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s respective investment program. The Board of Trustees of Oak Associates Funds (the “Trust”) supervises the Adviser and establishes policies for the Adviser to follow in its management activities. As of January 31, 2026, the Adviser had approximately $1.8 billion in assets under management.

For the fiscal year ended October 31, 2025, the Adviser received advisory fees (after any fee waivers or expense reimbursements) as a percentage of each Fund’s average daily net assets at the following annual rates:

White Oak Select Growth Fund	0.74%
Pin Oak Equity Fund	0.74%
Rock Oak Core Growth Fund	0.50%
River Oak Discovery Fund	0.74%
Red Oak Technology Select Fund	0.74%
Black Oak Emerging Technology Fund	0.74%
Live Oak Health Sciences Fund	0.74%

The Adviser has contractually agreed through February 28, 2027, to waive all or a portion of its fee for each of the following Funds (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business), expressed as a percentage of each Fund’s average daily net assets, as follows:

White Oak Select Growth Fund	1.25%
Pin Oak Equity Fund	1.25%
Rock Oak Core Growth Fund	1.25%
River Oak Discovery Fund	1.25%
Red Oak Technology Select Fund	1.35%
Black Oak Emerging Technology Fund	1.35%
Live Oak Health Sciences Fund	1.35%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Semi-Annual Financial Statements and Additional Information Report dated April 30, 2025. Furthermore, a discussion regarding the basis for the Board’s approval of the continuation of the Funds’ investment advisory agreement will be available in the Funds’ Semi-Annual Financial Statements and Additional Information Report for the period ending April 30, 2026.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:

Robert D. Stimpson, CFA, CMT, serves as Chief Investment Officer of the Adviser. He serves as co-manager of each of the Funds. Prior to joining the Adviser in 2001, Mr. Stimpson earned an MBA from Emory University. Previously, Mr. Stimpson worked as an Equity Market Analyst for I.D.E.A., ltd and for Merrill Lynch as a Financial Consultant. He has more than 29 years of investment experience. In addition to the CFA designation, Mr. Stimpson holds the CMT charter from the Market Technicians Association.

Jeffrey B. Travis, CFA, serves as a Portfolio Manager and Senior Analyst of the Adviser. He serves as a co-manager for each of the Funds. Prior to rejoining the Adviser in 2019, Mr. Travis earned an MBA from Case Western Reserve University. Previously, Mr. Travis was a Principal and Equity Market Analyst at Winslow Asset Management, Director of Research at Broadleaf Partners and was a Portfolio Manager with Oak Associates, ltd., part of which he also served as Portfolio Manager for Black Oak Emerging Technology and Red Oak Technology Select Funds. He has over 28 years of investment experience and holds the CFA designation.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds. Shares of the Funds are for individual and institutional investors.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

How to Purchase Fund Shares

You may purchase shares directly by:

●	Mail

●	Telephone

●	Wire

●	Electronic Transfer (Automated Clearing House (ACH))

●	Using our website at www.oakfunds.com

To purchase shares directly from the Funds through their transfer agent, complete and send in an application or visit the Funds’ website at www.oakfunds.com. If you need an application or have questions, please call 1-888-462-5386. Unless you arrange to pay by wire by calling 1-888-462-5386 or through Electronic Transfer (ACH), write your check, payable in U.S. Dollars, to “Oak Associates Funds” and include the name of the appropriate Fund(s) on the check. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Send completed applications and purchase requests to:

By Mail:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

Overnight Delivery Only:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Automated Clearing House (ACH) Purchases

Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH

ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Redemption Proceeds and Security Procedures

For shareholder protection, the Fund generally will not transmit redemption proceeds electronically to a bank account of record that has been added or changed within the last 30 calendar days. In such cases, redemption proceeds may be paid only if the shareholder either (i) submits a written request with a Medallion Signature Guarantee (“MSG”) (as described in the “Medallion Signature Guarantee” section) or (ii) requests payment by check mailed to the address of record. The Fund or its transfer agent may impose additional verification or security procedures from time to time.

Right to Reject / Good Order

The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

Unacceptable Forms of Payment

Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Market Timing Policies and Procedures.”

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Funds’ transfer agent receives your purchase order in proper form. “Proper form” means that a Fund was provided a complete and signed account application, including the investor’s social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time. In order for you to receive the current Business Day’s NAV, the Funds’ transfer agent must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Buying or Selling Shares Through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through your account with your broker or financial intermediary. For the reasons discussed herein, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Financial intermediaries may designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending on the nature and terms of the financial intermediaries’ particular platform. Additionally, investors purchasing “clean shares” from a broker or other financial intermediary may be required to pay a commission in connection with such purchase. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased.

Certain financial intermediaries are authorized agents of the Funds for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as “Authorized Intermediaries”) on a Fund’s behalf. Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds’ transfer agent in accordance with the Funds’ procedures and applicable law. In order for you to receive the current Business Day’s NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

Please note, if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Funds. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Funds’ transfer agent receives the order from the intermediary.

How the Funds Calculate NAV

The NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. Securities for which market prices are not “readily available” are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board of Trustees. The Adviser has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, the value of the security or asset will be determined in good faith by the Adviser. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Some of the more common reasons that may necessitate that a security be valued in good faith by the Adviser as valuation designee include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government-imposed restrictions.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Adviser as valuation designee would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Funds’ securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Minimum Purchases

To purchase shares for the first time, you must invest at least $2,000 in any Fund ($1,000 with a monthly Automatic Investment Plan). Your subsequent investments in any Fund must be made in amounts of at least $25 per Fund. At sole discretion of the Fund, the initial investment minimum may be waived for certain investors. In addition, the Funds may at their discretion reduce the minimum for accounts opened through certain financial intermediaries or administrators that may not have systems that are able to enforce the Funds’ minimum or that trade through certain omnibus account arrangements. Subsequent purchases can be made by mail or if you have an established bank of record, you can make your purchase by telephone at 1-888-462-5386 or via the Funds’ website at www.oakfunds.com.

Automatic Investment Plan

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is a $25 minimum per Fund investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

How to Sell Your Fund Shares

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Electronic Services and Online Account Transactions

The Fund, through its transfer agent (the “Transfer Agent”), may make available to shareholders certain electronic services and online account access (“Online Services”) through its website (the “Website”). These Online Services may include, but are not limited to, the ability to establish certain new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

1. Eligibility for Online Account Establishment

Eligible investors may open certain new accounts online. To qualify, you must:

●	Be a U.S. person of legal age with a valid U.S. mailing address;

●	Provide a permanent U.S. street address (P.O. boxes are generally not accepted); and

●	Provide a valid Social Security Number or Taxpayer Identification Number.

This process also includes the option to consent for the electronic delivery or Fund documents. Paper delivery is the default method unless you affirmatively select this option. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online opening and must be established by submitting a completed application by mail. Use of all Online Services is subject to your acceptance of the terms and conditions of the online user agreement, which may be amended from time to time.

2. Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we are unable to verify your identity as required, we reserve the right to reject your application, restrict, or close your account.

3. Online Transactions

All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (NAV) for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of the NYSE (typically 4:00 PM Eastern Time). Requests received after this time will receive the next business day’s NAV.

●	Purchases: Initial and subsequent purchases may be made online via ACH. Please be advised that proceeds from the redemption of shares recently purchased by ACH may be held for up to 10 business days to ensure the purchase has cleared.

●	Redemptions: For risk management purposes, online redemptions are generally limited $100,000 per account, per day. This limit may be lower if your Fund requires a Medallion Signature Guarantee (MSG) at a threshold below this amount, as the most restrictive limit will apply. All redemption requests exceeding your applicable online limit must be submitted in writing and must include a valid MSG if required.

4. Limitation of Liability

Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) cannot guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, systems maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). Neither the Fund, its transfer agent, distributor, nor its affiliates will be held liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

The sale price of each share will be the NAV next determined after the Funds’ transfer agent receives your request in proper form.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Send redemption requests to:

By Mail:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

Overnight Delivery Only:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Telephone Transactions You may purchase, exchange, or redeem Fund shares by calling 1-888-462-5386. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Internet Transactions

Purchasing, selling and exchanging Fund shares via the website is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of users and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following web instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds via the web, you will generally bear the risk of any loss. Transactions will be restricted until your identity is verified and the Funds receive payment for your purchase. Please refer to “Other Policies” below for additional information about customer identification and verification.

Systematic Withdrawal Plan

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time. The SWP is subject to a $25 minimum and $100,000 maximum amount per Fund.

Receiving Your Money

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account, sent to you by check or sent via Electronic Transfer (ACH) to your bank account once you have established banking instructions with the Funds. If you are selling shares that were recently purchased by check or through Electronic Transfer (ACH), redemption proceeds may not be available until your check has cleared or the Electronic Transfer (ACH) transaction has been completed (which may take up to 10 days from your date of purchase). The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents or by selling other Fund assets. A redemption in kind may be used as discussed below.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or during other emergency circumstances, each as permitted by the SEC.

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting the Funds’ transfer agent directly by mail or telephone at 1-888-462-5386, or via the Funds’ website at www.oakfunds.com.

You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check or through Electronic Transfer (ACH), you may not be able to exchange your shares until your check has cleared or the Electronic Transfer (ACH) transaction has been completed (which may take up to 5 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ written notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policies and Procedures.”

Shares of a Fund may be exchanged without payment of any exchange fee for shares of the other Fund of the same class at their respective net asset values, given that the accounts have the same registration. Minimums to establish or subsequent purchase minimums apply.

When you exchange shares, you are really selling your shares and buying shares of a different Fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. Further, the exchange is taxable as if you sold your shares. See “Taxation of the Funds” for more information about the federal income tax consequences of selling your shares in a Fund.

Other Policies

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-462-5386 for wiring instructions and to notify the Fund that a wire transfer is coming. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.

Market Timing Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments in order to have cash on hand to satisfy redemption requests, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund each invest in small and/or mid cap securities that often may trade in lower volumes, changes to the Funds’ holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Trust’s Board of Trustees. For purposes of applying these policies, the Funds’ service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds’ policies and procedures by the use of multiple accounts.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing, on a continuous basis, recent trading activity in order to identify trading activity that may be contrary to this market timing policy. The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the shareholder’s trading history in the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders except for purchases and redemptions made through the Funds’ Automatic Investment/Withdrawal Plans, as described in this Prospectus.

The Funds’ ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Funds may not have direct access to the underlying shareholder account information. However, the Funds and/or their service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Funds and/or their service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds. Transactions placed by shareholders through financial intermediaries in violation of the Funds’ excessive trading policy may be cancelled or the shares purchased may be redeemed by the Funds. Despite these efforts, however, the Funds and their service providers may not be able to detect or prevent all instances of short-term trading in the Funds, and, as a result, frequent trading could adversely affect the Funds and their long-term shareholders as discussed herein. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary’s policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account directly with the Fund through written application or by completing an application online.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. To the extent permitted by law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund’s next determined NAV.

However, the Funds reserve the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds (generally, 3 Business Days). Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Householding

In order to reduce expenses, the Funds deliver one copy of most shareholder documents on behalf of two or more shareholders at a shared address (householding). If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-888-462-5386 to change the status of your existing account.

IRA Maintenance Fee and Waiver Qualification

The Funds make available certain types of IRAs and education savings accounts for investment. There is an annual IRA and Coverdell Education Savings Account maintenance fee on a per-account basis. You may qualify for a waiver of the annual fee by maintaining any of the following: a) an active Automatic Investment Plan within your account, b) a combined balance of $10,000 or greater across all accounts held with Oak Associates Funds under your social security number, or c) an election to receive your statements via electronic delivery. If you have questions or wish to inquire about qualifying for a waiver, please call 1-888-462-5386.

Redemptions in Kind

The Funds generally will pay proceeds from the redemption of your shares in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). When receiving securities pursuant to a redemption in kind, you will be subject to federal income tax on the amount by which the fair market value of the securities distributed to you exceeds the basis of the shares redeemed. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them and you would have to pay transaction costs, including taxes on the gain, if any, to sell the securities distributed to you.

Low Balance Accounts

If your account balance drops below $500 for any reason, including market fluctuation, a Fund may redeem your shares or charge a $15 annual fee for each shareholder account below $500. The Fund will provide you at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares or the assessment of the low balance account fee.

Uncashed Checks/Automatic Div Cap Gain Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

●	Dividends and capital gain distributions checks are not cashed within 180 days; or

●	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Returned Check/NSF Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election. A Texas Designation of Representative Form (Form 1720) is available for making such an election at www.hhs.texas.gov/regulations/formsv.

Dividends and Distributions

Each Fund distributes its net investment income annually and each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Each Fund’s dividends and other distributions are taxable to you (excluding tax-exempt investors or retirement plans) whether received in cash or reinvested in additional shares of such Fund. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxation of the Funds

The tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers; and, therefore, should not be considered as tax advice or relied on by a shareholder or prospective investor.

General

The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Funds will not be subject to federal income tax on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions set forth in the Code, one of which is to distribute to a Fund’s shareholders substantially all of such Fund’s income and gains each year. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gains tax rate for “qualified dividend income” and ordinary tax rates for all other distributions, except those treated as a return of capital or as substitute dividends with respect to dividends paid on securities lent out by the Funds. In addition, dividends paid on securities lent out by the Funds may not qualify for the dividends received deduction and certain qualified REIT dividends may be eligible for a deduction for non-corporate shareholders.

Distributions

The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before a Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If a Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Funds’ distribution schedule before you invest.

Ordinary Income

Net investment income (other than qualified dividends), including distributions of income from securities lending and short-term capital gains (based on a Fund’s holding period) that are distributed to you, are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains tax rate. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains

Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on a Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares

It is a taxable event for you if you sell shares of a Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by a shareholder with respect to such shares.

Return of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000, if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000, if married and filing separately).

Cost Basis Reporting

A shareholder is responsible for tracking the tax basis and holding periods of the shareholders shares in a Fund for federal income tax purposes. The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-888-462-5386, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes

This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders

Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. The Fund is required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices

You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some of the important federal income tax considerations of taxable U.S. Shareholders that may affect an investment in a Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a taxable U.S. shareholder or prospective investor. This general summary does not apply to Non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Funds’ SAI. All prospective investors and shareholders are urged and advised to consult their own tax advisor regarding the effects of an investment in a Fund on their particular tax situation.

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Financial Highlights

The financial highlights table that follows is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Funds’ financial statements, which have been audited by Cohen & Company, Ltd., the Trust’s Independent Registered Public Accounting Firm. Cohen & Company, Ltd.’s report, along with the Funds’ financial statements and related notes, appears in the Funds’ Annual Financial Statements and Additional Information Report. You can obtain the Annual Financial Statements and Additional Information Report, which contains more performance information, at no charge by calling 1-888-462-5386 or by visiting https://www.oakfunds.com/forms-information.

For a share outstanding throughout each year

	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Realized and Unrealized Gain (Loss) in Securities	Total from Operations	Dividends from Net Investment Income

White Oak Select Growth Fund
For the year ended October 31, 2025	$150.85	0.88	27.84	28.72	(0.92)
For the year ended October 31, 2024	$117.99	0.83	38.46	39.29	(0.86)
For the year ended October 31, 2023	$105.61	0.87	12.04	12.91	(0.53)
For the year ended October 31, 2022	$145.00	0.52	(32.42)	(31.90)	(0.41)
For the year ended October 31, 2021	$107.21	0.35	40.49	40.84	(0.74)

Pin Oak Equity Fund
For the year ended October 31, 2025	$87.28	0.23	21.25	21.48	(0.28)
For the year ended October 31, 2024	$72.04	0.28	21.17	21.45	(0.30)
For the year ended October 31, 2023	$65.24	0.25	6.64	6.89	(0.09)
For the year ended October 31, 2022	$96.35	0.11	(21.82)	(21.71)	(0.08)
For the year ended October 31, 2021	$70.93	0.01	29.02	29.03	(0.60)

Rock Oak Core Growth Fund
For the year ended October 31, 2025	$19.60	(0.01)	2.23	2.22	(0.05)
For the year ended October 31, 2024	$14.76	0.09	4.87	4.96	(0.12)
For the year ended October 31, 2023	$14.95	0.10	(0.14)	(0.04)	(0.05)
For the year ended October 31, 2022	$18.68	0.02	(2.97)	(2.95)	—
For the year ended October 31, 2021	$16.80	(0.03)	4.75	4.72	(0.03)

River Oak Discovery Fund
For the year ended October 31, 2025	$17.95	0.06	1.21	1.27	—
For the year ended October 31, 2024	$14.75	0.03	3.17	3.20	—
For the year ended October 31, 2023	$15.56	—(c)	(0.79)	(0.79)	(0.02)(d)
For the year ended October 31, 2022	$21.29	0.02	(2.61)	(2.59)	—
For the year ended October 31, 2021	$15.14	(0.09)	8.78	8.69	—

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Includes return of capital of $0.01.

Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate

(15.72)	(16.64)	$162.93	21.04%	$458,928	0.90%	0.60%	0.90%	11%
(5.57)	(6.43)	$150.85	34.22%	$412,911	0.92%	0.59%	0.92%	6%
—	(0.53)	$117.99	12.28%	$336,297	0.93%	0.76%	0.93%	3%
(7.08)	(7.49)	$105.61	(23.43)%	$321,388	0.91%	0.42%	0.91%	10%
(2.31)	(3.05)	$145.00	38.74%	$459,548	0.89%	0.27%	0.89%	5%

(13.41)	(13.69)	$95.07	28.13%	$149,592	0.95%	0.27%	0.95%	7%
(5.91)	(6.21)	$87.28	31.08%	$132,993	0.97%	0.34%	0.97%	10%
—	(0.09)	$72.04	10.59%	$115,723	0.98%	0.37%	0.98%	6%
(9.32)	(9.40)	$65.24	(24.95)%	$125,307	0.95%	0.15%	0.95%	15%
(3.01)	(3.61)	$96.35	42.09%	$201,444	0.91%	0.01%	0.91%	6%

(0.04)	(0.09)	$21.73	11.39%	$12,742	1.25%	(0.05)%	1.49%	12%
—	(0.12)	$19.60	33.73%	$12,410	1.25%	0.51%	1.53%	11%
(0.10)	(0.15)	$14.76	(0.29)%	$9,652	1.25%	0.67%	1.60%	12%
(0.78)	(0.78)	$14.95	(16.52)%	$10,140	1.25%	0.12%	1.50%	21%
(2.81)	(2.84)	$18.68	29.72%	$12,632	1.25%	(0.15)%	1.40%	14%

—	—	$19.22	7.08%	$21,922	1.23%	0.34%	1.23%	9%
—	—	$17.95	21.69%	$22,591	1.20%	0.20%	1.20%	15%
—	(0.02)	$14.75	(5.06)%	$21,057	1.16%	(0.01)%	1.16%	42%
(3.14)	(3.14)	$15.56	(14.59)%	$21,886	1.21%	0.09%	1.21%	28%
(2.54)	(2.54)	$21.29	60.96%	$23,705	1.22%	(0.44)%	1.23%	29%

For a share outstanding throughout each year

	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Realized and Unrealized Gain (Loss) in Securities	Total from Operations	Dividends from Net Investment Income

Red Oak Technology Select Fund
For the year ended October 31, 2025	$47.22	(0.02)	14.42	14.40	—
For the year ended October 31, 2024	$35.22	—(c)	13.67	13.67	(0.07)
For the year ended October 31, 2023	$29.27	0.07	7.30	7.37	(0.02)
For the year ended October 31, 2022	$44.46	0.18	(10.79)	(10.61)	(0.32)
For the year ended October 31, 2021	$33.97	0.02	12.17	12.19	(0.12)

Black Oak Emerging Technology Fund
For the year ended October 31, 2025	$7.92	(0.02)	1.67	1.65	—
For the year ended October 31, 2024	$6.11	(0.02)	2.10	2.08	—
For the year ended October 31, 2023	$6.44	(0.02)	(0.19)	(0.21)	—
For the year ended October 31, 2022	$9.43	(0.03)	(1.96)	(1.99)	—
For the year ended October 31, 2021	$6.47	(0.05)	3.50	3.45	—

Live Oak Health Sciences Fund
For the year ended October 31, 2025	$21.68	0.03	1.21	1.24	—
For the year ended October 31, 2024	$20.02	0.01	2.94	2.95	(0.14)
For the year ended October 31, 2023	$21.37	0.07	(1.30)	(1.23)	(0.07)
For the year ended October 31, 2022	$22.00	0.06	0.78	0.84	(0.04)
For the year ended October 31, 2021	$18.10	0.03	5.22	5.25	(0.15)

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemption of Fund shares.
(c)	Less than $0.005 per share.

Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate

(2.07)	(2.07)	$59.55	31.53%	$781,753	0.90%	(0.04)%	0.90%	4%
(1.60)	(1.67)	$47.22	39.73%	$649,646	0.92%	0.00%	0.92%	0%
(1.40)	(1.42)	$35.22	26.55%	$503,887	0.94%	0.20%	0.94%	0%
(4.26)	(4.58)	$29.27	(27.15)%	$441,922	0.92%	0.49%	0.92%	13%
(1.58)	(1.70)	$44.46	36.78%	$687,919	0.90%	0.05%	0.90%	6%

(0.58)	(0.58)	$8.99	22.40%	$67,473	1.05%	(0.30)%	1.05%	7%
(0.27)	(0.27)	$7.92	34.48%	$59,777	1.06%	(0.22)%	1.06%	6%
(0.12)	(0.12)	$6.11	(3.34)%	$48,650	1.07%	(0.26)%	1.07%	17%
(1.00)	(1.00)	$6.44	(24.06)%	$52,441	1.03%	(0.39)%	1.03%	25%
(0.49)	(0.49)	$9.43	54.92%	$69,094	1.01%	(0.61)%	1.01%	14%

(0.53)	(0.53)	$22.39	5.98%	$51,603	1.04%	0.14%	1.04%	24%
(1.15)	(1.29)	$21.68	15.12%	$52,518	1.03%	0.03%	1.03%	11%
(0.05)	(0.12)	$20.02	(5.80)%	$50,140	1.02%	0.36%	1.02%	47%
(1.43)	(1.47)	$21.37	3.95%	$57,340	1.02%	0.30%	1.02%	47%
(1.20)	(1.35)	$22.00	30.23%	$55,188	1.00%	0.17%	1.00%	17%

OAK ASSOCIATES FUNDS

Investment Adviser Oak Associates, ltd.	Independent Registered Public Accounting Firm Cohen & Company, Ltd.

Distributor Ultimus Fund Distributors, LLC	Legal Counsel Troutman Pepper Locke LLP

More information about Oak Associates Funds is available without charge through the following:

Statement of Additional Information (“SAI”)

The SAI includes detailed information about Oak Associates Funds. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Financial Statements and Additional Information

Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

These documents will be available free of charge on the Funds’ website at www.oakfunds.com. You can also get a free copy of these documents and other information, or ask us any questions, including information on how to purchase or redeem Fund shares, by caling us toll-free at (888) 462-5386 or writing to:

By Mail:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

Overnight Delivery Only:

Oak Associates Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

If you buy your shares through a financial intermediary, you should contact that financial intermediary directly for this information. You can also find information online at www.oakfunds.com.

FROM THE SEC: You can also view or download, free of charge, the SAI or the Annual and Semi-Annual reports, as well as other information about Oak Associates Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Oak Associates Funds’ Investment Company Act registration number is 811-08549.

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Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

●	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);

●	Information about the transactions in your accounts;

●	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and

●	Information we receive about you as a result of your inquiries by mail, email and telephone.

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

●	So that we may complete transactions you authorize or request; and

●	So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through third-party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds username or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call

1-888-462-5386

OAK ASSOCIATES FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Oak Associates Funds

February 28, 2026

Investment Adviser:

Oak Associates, ltd.

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectus dated February 28, 2026. This SAI relates to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

White Oak Select Growth Fund	WOGSX
Pin Oak Equity Fund	POGSX
Rock Oak Core Growth Fund	RCKSX
River Oak Discovery Fund	RIVSX
Red Oak Technology Select Fund	ROGSX
Black Oak Emerging Technology Fund	BOGSX
Live Oak Health Sciences Fund	LOGSX

This SAI is incorporated by reference into the Trust’s prospectus. The financial statements with respect to each Fund, which are included in the Fund’s Annual Financial Statements and Additional Information, Report for the fiscal year ended October 31, 2025, including notes thereto and the Report of Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, are herein incorporated by reference. Copies of the Oak Associates Funds 2025 Annual Financials and Additional Information to Shareholders and the Trust’s prospectus may be obtained without charge by writing to the Trust at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, calling toll-free at 1-888-462-5386, or by visiting the Funds’ website at www.oakfunds.com.

TABLE OF CONTENTS

THE TRUST	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	1
DESCRIPTION OF PERMITTED INVESTMENTS	4
INVESTMENT LIMITATIONS	10
THE ADVISER	14
THE PORTFOLIO MANAGERS	16
THE ADMINISTRATOR	17
THE DISTRIBUTOR	18
THE TRANSFER AGENT	18
THE CUSTODIAN	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
LEGAL COUNSEL	18
SECURITIES LENDING	18
TRUSTEES AND OFFICERS OF THE TRUST	20
PURCHASE, REDEMPTION AND PRICING SHARES	24
PRICING OF SHARES	25
TAXATION OF THE FUNDS	26
FUND TRANSACTIONS	33
PORTFOLIO HOLDINGS	35
DESCRIPTION OF SHARES	36
SHAREHOLDER LIABILITY	36
LIMITATION OF TRUSTEES’ LIABILITY	36
CODE OF ETHICS	36
PROXY VOTING	37
5% AND 25% SHAREHOLDERS	37
FINANCIAL STATEMENTS	40
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

i

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series (“Funds”) of units of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each Fund is treated as a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses for existing shareholders, proxy solicitation materials and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the Funds on the basis of relative net assets.

History of the White Oak Select Growth and Pin Oak Equity Funds. The White Oak Select Growth Fund is a successor to the Advisors’ Inner Circle Fund White Oak Growth Stock Fund (“AIC White Oak Fund”). The Pin Oak Equity Fund is a successor to the Advisors’ Inner Circle Fund Pin Oak Aggressive Stock Fund (“AIC Pin Oak Fund”). The AIC White Oak Fund and the AIC Pin Oak Fund were managed by Oak Associates, ltd. (the “Adviser” or “Oak”) using the same investment objective, strategies, policies and restrictions as those used by their respective successor Funds. Each of the AIC White Oak Fund’s and the AIC Pin Oak Fund’s date of inception was August 3, 1992. Each of the AIC White Oak Fund and the AIC Pin Oak Fund were reorganized into the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund, respectively, on February 27, 1998. All of the assets and liabilities of each AIC Fund were transferred to its successor in connection with the successor Fund’s commencement of operations on February 27, 1998. The White Oak Growth Stock Fund changed its name to the White Oak Select Growth Fund in February 2005. The Pin Oak Aggressive Stock Fund changed its name to the Pin Oak Equity Fund in June 2010.

Voting Rights. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds’ respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

White Oak Select Growth Fund. The White Oak Select Growth Fund (the “White Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the White Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of established U.S. companies with large market capitalization (equity market capitalization more than $50 billion or those with market capitalizations similar in size or range to the benchmark index at the time of purchase). The White Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and American Depositary Receipts (“ADRs”).

As non-principal investment strategies and consistent with its investment objective, the White Oak Fund may to a lesser extent: invest in securities of small to medium capitalization issuers (equity market capitalization less than $5 billion), other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including exchange-traded funds (“ETFs”), and lend its securities. The Fund may also invest in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

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Pin Oak Equity Fund. The Pin Oak Equity Fund (the “Pin Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Pin Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of large, established U.S. companies and small and medium-capitalization U.S. companies that the Adviser believes have above average growth potential. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Pin Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Pin Oak Fund may, to a lesser extent, invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Rock Oak Core Growth Fund. The Rock Oak Core Growth Fund (the “Rock Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Rock Oak Fund invests primarily in common stocks of mid capitalization companies, though the Fund may also hold positions in large market capitalization companies. The Adviser considers mid cap companies to be those with market capitalizations at the time of purchase between $15 billion and $50 billion or those with market capitalizations similar in size or range to the performance benchmark index at the time of purchase. The Rock Oak Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Fund may to a lesser extent: invest in securities issuers with small equity market capitalizations of less than $5 billion, other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

River Oak Discovery Fund. The River Oak Discovery Fund (the “River Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs. The Fund will invest in small-cap companies and, to a lesser extent, in larger companies. The Adviser considers small cap companies to be those with market capitalizations at the time of purchase below $15 billion or those with market capitalizations similar in size or range to the performance benchmark index at the time of purchase.

As non-principal investment strategies and consistent with its investment objective, the Fund may to a lesser extent: invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities); common stocks of micro-capitalization issuers and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund’s investments in money market instruments may represent 100% of the Fund’s assets.

Red Oak Technology Select Fund. The Red Oak Technology Select Fund (the “Red Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund’s objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Fund will be as fully invested as practicable (under normal market conditions) in common stocks of companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing growth in sales and earnings driven by

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technology related products and services. The Red Oak Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in companies operating directly in the “technology industry,” which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics (“Technology Companies”). The Fund may invest in Technology Companies without regard to a company’s market capitalization. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Red Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of issuers operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Red Oak Fund may to a lesser extent: invest in securities of other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and lend its securities. The Fund may invest in ETFs. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Black Oak Emerging Technology Fund. The Black Oak Emerging Technology Fund (the “Black Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund’s objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Fund will be as fully invested as practicable (under normal market conditions) in common stocks of emerging technology issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in the “emerging” (or fastest growing) segments of the technology sector (“Emerging Technology Companies”). The Fund may invest in Emerging Technology Companies without regard to a company’s market capitalization. Emerging Technology Companies operate in industries that the Adviser believes have the potential to develop or are expected to benefit from new technology or significant improvements or enhancements to existing technology. Current examples of Emerging Technology Companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, security, software, semi-conductors, wireless and other communications technology, and combinations of high-speed voice, video and data transfer. There is, however, no guarantee that these types of companies will be the focus of future Fund investments given the speed of technological development. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Black Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the Black Oak Fund may to a lesser extent: invest in securities of other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, ADRs, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. While the Fund has no current intention to invest in initial public offerings (“IPOs”) and investing in IPOs is not part of the Fund’s principal investment strategy, the Fund may buy certain securities through IPOs if the Adviser believes such securities are consistent with the Fund’s investment policies. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Live Oak Health Sciences Fund. The Live Oak Health Sciences Fund (the “Live Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Live Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of “health sciences” issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in their respective fields (“Health Sciences Companies”). The Live Oak Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in companies doing business in the “health sciences” sector, which generally consists of companies engaged in the research, development, sale, supply and manufacture of various health science products, services and processes. Current examples of Health Sciences Companies include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics, health care facilities); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); genetics (gene synthesis and therapy, engineering, hybridoma and recombinant DNA techniques, monoclonal antibodies); biotechnology/chemicals (enzyme/peptide synthesis, toxic waste treatment); medical/surgical

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(epidermal growth factor, in vivo imaging/therapeutics); equipment (low temperature storage, microimaging systems, biohazard containment); and industrial applications (biochips, fermentation, enhanced mineral recovery). The Fund will purchase securities in Health Sciences Companies that the Adviser believes have strong earnings growth potential and reasonable market valuations relative to the market as a whole and peer companies operating in the same respective industry classifications. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Live Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of Health Sciences Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Live Oak Fund may to a lesser extent: invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Portfolio Turnover Rate. Portfolio Turnover rate is defined under U.S. Securities and Exchange Commission (“SEC”) rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds’ two most recently completed fiscal years ended October 31, the portfolio turnover rates for each of the Funds were as follows:

Fund	Portfolio Turnover Rate
	2024	2025
White Oak Fund	6%	11%
Pin Oak Fund	10%	7%
Rock Oak Fund	11%	12%
River Oak Fund	15%	9%
Red Oak Fund	0%	4%
Black Oak Fund	6%	7%
Live Oak Fund	11%	24%

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the Prospectus and the “Additional Information About Investment Objectives and Policies” section of this SAI and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective, permitted by the Fund’s stated investment policies and determined to be appropriate by the Funds’ Adviser. Unless otherwise noted, the following investments are non-principal investments of the Funds.

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American Depositary Receipts (ADRs). ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Borrowing. The Funds may borrow money, but have no current intention to do so. Each Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and the Fund will seek to repay such borrowings promptly.

As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. Each Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Equity Securities. As part of their principal investment strategies, the Funds invest in equity securities, primarily common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, ADRs, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. The Funds also may purchase equity securities traded outside of the United States on registered exchanges or over-the counter market. Equity securities are described in more detail below:

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●	Common Stock. As part of their principal investment strategies, the Funds invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	ADRs. ADRs are described in detail on page 5 of this SAI.

●	REITs. REITs are described in detail on page 8 of this SAI.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. As part of their principal investment strategies, the Pin Oak Fund, Red Oak Fund, River Oak Fund, Black Oak Fund and Live Oak Fund invest in small and medium capitalization issuers. The Rock Oak Fund invests in medium capitalization issuers as part of its principal investment strategy. Investing in equity securities of small and medium capitalization companies, and particularly micro-cap companies in regard to the River Oak Fund, often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies, in particular, micro-cap companies, are often traded in the over-the-counter market and even if listed on a national securities exchange the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the prices of the smaller companies owned by the Funds may be volatile, and the price movements of the Funds’ shares will reflect that volatility. In the case of the River Oak Fund, when purchasing and selling securities of micro capitalization companies, the Fund may only be able to deal with a few market-makers.

Exchange Traded Funds (ETFs). Shares of ETFs may be purchased by the Funds. An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index. ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted. Because ETFs bear various fees and expenses, the Funds would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

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Investment Company Securities. Investment company securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a fund and any companies controlled by it from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any single investment company and no more than 10% in all investment companies combined. The 1940 Act further prohibits a fund and any companies controlled by it from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Under certain conditions set forth in the 1940 Act and rules thereunder, the Funds may invest in other investment companies, including money market funds, in excess of these limitations. Investments by the Funds in shares of other investment companies will result in duplication of investment advisory and other fees. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Securities. The Funds may invest in foreign securities as part of their respective investment strategies. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Funds may also invest in Chinese securities. Investing in Chinese securities is riskier than investing in U.S. securities. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Losses may also occur due to new or expanded restrictions on foreign investments or repatriation of capital. Participants in the Chinese market are subject to less regulation and oversight than participants in the U.S. market. This may lead to trading volatility, difficulty in the settlement and recording of transactions, and uncertainty in interpreting and applying laws and regulations. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in the economies of any of China’s key trading partners may adversely affect the securities of Chinese issuers. Regional conflict could also have an adverse effect on the Chinese economy.

The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, in November 2020, an Executive Order was issued that prohibits U.S. persons from purchasing or investing in certain publicly traded securities of companies identified as “Communist Chinese military companies” or in instruments that are designed to provide investment exposure to those companies. The companies identified may change from time to time. A fund may incur losses if more investors attempt to sell such securities or if the fund is unable to participate in an otherwise attractive investment. Securities that are or become prohibited may become less liquid and their market prices may decline. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Illiquid Investments. Illiquid investments are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith by the Adviser, as “valuation designee,” pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the investment and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the investment, and the ability to assign or offset the rights and obligations of the investment). A Fund will not invest more than 15% of its net assets in illiquid investments.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board of Trustees, including a majority of the Independent Trustees, approved the designation of the Funds’ President (the “LRMP Administrator”) to administer the LRMP. The Board of Trustees will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” a Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to achieve its investment objective.

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Money Market Securities. Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”), such as Standard& Poor’s Financial Services, LLC (“Standard & Poor’s”) or Moody’s Investors Service, Inc., (“Moody’s”) or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (iv) repurchase agreements involving such securities; and (v) shares of registered money market mutual funds. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

Each Fund may also invest in the securities of money market mutual funds. Money market mutual funds are registered investment companies under the 1940 Act and such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. As part of its securities lending program, a Fund may also invest in the securities of unregistered private liquidity funds that operate to similar limitations. Please note that in addition to the advisory and operational fees a Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, a Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Real Estate Investment Trusts (REITs). Each Fund may invest in equity interests and/or debt obligations issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes or geographic regions, such as the southeastern United States, or both. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITs may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency, and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.

Furthermore, for tax reasons, a REIT may impose limits on how much of its securities any one investor may own. These ownership limitations (also called “excess share provisions”) may be based on ownership of securities by multiple funds and accounts managed by the same investment adviser and typically result in adverse consequences (such as automatic divesture of voting and dividend rights for shares that exceed the excess share provision) to investors who exceed the limit. A REIT’s excess share provision may result in a Fund being unable to purchase (or otherwise obtain economic exposure to) the desired amounts of certain REITs. In some circumstances, a Fund may seek and obtain a waiver from a REIT to exceed the REIT’s ownership limitations without being subject to the adverse consequences of exceeding such limit were a waiver not obtained, provided that the Fund complies with the provisions of the waiver.

Special Purpose Acquisition Companies (SPACs). A Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be deemed illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

U.S. Government Securities. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal

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Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund,

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the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%.

Interests in Publicly Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Securities Lending. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

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The White Oak, Pin Oak and Red Oak Funds may not:

1.	Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund’s total assets. This limitation does not apply to the Red Oak Fund.

2.	Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. This limitation does not apply to the Red Oak Fund which will invest at least 25% of its total assets in companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics.

3.	Acquire more than 10% of the voting securities of any one issuer.

4.	Invest in companies for the purpose of exercising control.

5.	Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund’s total assets, all borrowings shall be repaid before the Fund makes additional investments. The term “senior security” shall not include any temporary borrowings that do not exceed 5% of the value of the Fund’s total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8.	Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short “against the box.”

9.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

10.	Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

Additionally, the Red Oak Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Black Oak and Live Oak Funds may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and with respect to the Live Oak Fund only (iii) investments in companies doing business in the health sciences industry.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

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4.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Rock Oak and River Oak Funds may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The 1940 Act requires the Funds to maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as those made within specified limits of asset coverage for such obligations or instruments or otherwise made in compliance with rules adopted under the 1940 Act.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s, except for the Rock Oak and River Oak Funds’, current investment policy on lending is stated above. The Rock Oak and River Oak Funds’ current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

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Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each Fund, except for the Rock Oak Fund and the River Oak Fund, has adopted a fundamental policy that prohibits the Fund from direct investment in real estate. The Rock Oak Fund and the River Oak Fund have adopted a fundamental policy that would permit direct investment in real estate. However, the Rock Oak Fund’s and the River Oak Fund’s current investment policy with respect to investment in real estate is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Non-Fundamental Policies

The following investment limitations of each Fund are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval:

1.	Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2.	The Funds may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

3.	The White Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

4.	The Pin Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

5.	The Red Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of companies operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

6.	The Black Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

7.	The Live Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of health sciences companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

The Black Oak Fund and Live Oak Fund may not:

1.	Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

2.	Purchase securities while its borrowing exceeds 5% of its total assets.

Except with respect to the Funds’ policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the Funds’ limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

To meet federal tax requirements for qualification as a “regulated investment company,” at the close of each quarter of its taxable year, each Fund will (a) limit its investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund’s total assets; and (b) with respect to 50% of its total assets, limit its investment in the securities of any issuer to 5% of the Fund’s total assets and will not purchase more than 10% of the outstanding voting securities of any one issuer.

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THE ADVISER

General. Oak Associates, ltd. makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Oak was formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship he founded in 1985. A change of control transaction was completed on December 31, 2019. Robert D. Stimpson and Margaret L. Ballinger currently own substantially all of the voting interests in the Adviser. Ms. Ballinger also serves as Chief Compliance Officer of the Trust. The principal business address of the Adviser is 3800 Embassy Parkway, Suite 310, Akron, Ohio 44333. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401 (k) plans, profit sharing plans, individual investors and trusts and estates. As of January 31, 2026, the Adviser had discretionary management authority with respect to approximately $1.8 billion of assets under management.

Advisory Agreement with the Trust. The Adviser serves as the investment adviser for each Fund under an investment advisory agreement with the Trust (the “Advisory Agreement”). The Investment Advisory Agreement, after the initial two-year period, must be approved annually for each Fund (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Investment Management Personnel of the Adviser.

Mr. Robert D. Stimpson, CFA, became Chief Investment Officer of the Adviser in 2019. He serves as co-manager of each Fund and has managed the Rock Oak Fund and River Oak Fund since inception. He joined the Adviser as an Equity Research Analyst in 2001. Prior to joining the Adviser, Mr. Stimpson earned an MBA from Emory University. From 1997 to 1999, Mr. Stimpson worked as an Equity Market Analyst for I.D.E.A., ltd. From 1995 to 1997, he worked for Merrill Lynch as a Financial Consultant. He has more than 29 years of investment experience. In addition to the CFA designation, Mr. Stimpson holds the CMT charter from the Market Technicians Association.

Mr. Jeffrey B. Travis, CFA, re-joined the Adviser in 2019 as a Portfolio Manager and Senior Analyst. He serves as a co-manager for each of the Funds. Prior to rejoining the Adviser in 2019, Mr. Travis earned an MBA from Case Western Reserve University. From 2009 to 2019, Mr. Travis was a Principal and Equity Market Analyst for Winslow Asset Management. From 2006-2009, he was the Director of Research for Broadleaf Partners. From 1997-2006, Mr. Travis was a Portfolio Manager with Oak Associates, ltd., for a period of this time he also served as Portfolio Manager for Black Oak Emerging Technology and Red Oak Technology Select Funds. He has over 28 years of investment experience and holds the CFA designation.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.74% of the average daily net assets of each Fund. For each Fund, the Adviser has contractually agreed until February 28, 2027 to waive all or a portion of its fee (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business), expressed as a percentage of each Fund’s average daily net assets as shown in the table below.

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Fund	Expense Cap
White Oak Fund	1.25%
Pin Oak Fund	1.25%
Rock Oak Fund	1.25%
River Oak Fund	1.25%
Red Oak Fund	1.35%
Black Oak Fund	1.35%
Live Oak Fund	1.35%

The expense limitation agreement between the Adviser and the Trust (the “Agreement”) will continue in effect with respect to all Funds until February 28, 2027 and thereafter will automatically continue in effect with respect to each Fund for successive one (1) year periods unless otherwise terminated with respect to such Fund in accordance with the Agreement. Either party may elect not to renew the Agreement with respect to one or more Funds for a successive one (1) year period by providing the other party not less than sixty (60) days’ prior written notice (measured from the commencement of a successive one-year period) of such election. Notwithstanding the foregoing, the Agreement may be terminated by either party, without payment of any penalty, upon sixty (60) days’ prior written notice to the other party; provided that, in the case of termination by the Adviser, such action shall be authorized by the Trust’s Board of Trustees, including a majority of its independent Trustees.

For the fiscal years ended October 31, 2023, 2024 and 2025, the Funds paid the Adviser the following advisory fees, less waivers, as set forth below:

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	Fees Paid			(Less Fees Waived)
Fund	2023	2024	2025	2023	2024	2025
White Oak Fund	$2,502,044	$2,960,933	$3,108,669	None	None	None
Pin Oak Fund	$896,509	$976,490	$1,009,268	None	None	None
Rock Oak Fund	$75,298	$52,930	$61,459	$(35,141)	$(32,544)	$(30,441)
River Oak Fund	$194,421	$170,498	$157,829	None	None	None
Red Oak Fund	$3,613,069	$4,638,113	$4,995,651	None	None	None
Black Oak Fund	$409,326	$429,797	$439,111	None	None	None
Live Oak Fund	$402,517	$394,459	$367,760	None	None	None

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Funds’ portfolio managers for their management of the Funds. A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment. The discretionary quarterly bonus is determined by senior management of the Adviser based on the Adviser’s profitability and various subjective factors deemed appropriate by management.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds they manage as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Fund	Dollar Range of Fund Shares*
Robert D. Stimpson	White Oak Fund	$100,001 - $500,000
	Pin Oak Fund	$100,001 - $500,000
	Rock Oak Fund	$100,001 - $500,000
	River Oak Fund	$100,001 - $500,000
	Red Oak Fund	$100,001 - $500,000
	Black Oak Fund	$100,001 - $500,000
	Live Oak Fund	$500,001 - $1,000,000

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Name	Fund	Dollar Range of Fund Shares*
Jeffrey B. Travis	White Oak Fund	$10,001 - $50,000
	Pin Oak Fund	$10,001 - $50,000
	Rock Oak Fund	$10,001 - $50,000
	River Oak Fund	$50,001 - $100,000
	Red Oak Fund	$50,001 - $100,000
	Black Oak Fund	$10,001 - $50,000
	Live Oak Fund	$10,001 - $50,000

*	Valuation date with respect to all Funds is October 31, 2025.

Other Accounts*. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2025. None of the other accounts listed below are subject to a performance-based management fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert D. Stimpson	2	$56.0M	0	0	48	$246.6M
Jeffrey B. Travis	2	0	0	0	48	$246.6M

*	Certain accounts are co-managed.

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other, particularly in instances where the other account may pay the Adviser a performance-based fee. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. Ultimus Fund Solutions, LLC (the “Administrator”) is the administrator of the Funds. The Administrator has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated August 11, 2017 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting, fund accounting services, including calculating the Funds’ daily net asset value, and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of two years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 60 days’ prior written notice to the other party.

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Administration Fees Paid to the Administrator. For the fiscal years ended October 31, 2023, 2024 and 2025, the Trust paid to the Administrator for its services as administrator and shareholder servicing agent for each Fund, the following amounts:

	Fees Paid
Fund	2023	2024	2025
White Oak Fund	$161,873	$178,622	$183,640
Pin Oak Fund	$58,531	$61,866	$64,526
Rock Oak Fund	$5,636	$9,543	$12,339
River Oak Fund	$13,533	$14,583	$15,925
Red Oak Fund	$232,344	$278,634	$288,133
Black Oak Fund	$27,323	$29,831	$31,911
Live Oak Fund	$27,128	$27,403	$28,322

THE DISTRIBUTOR

The Trust and Ultimus Fund Distributors, LLC (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement dated July 1, 2025 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares. The Distributor agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. For the distribution services provided under the Distribution Agreement, the Trust or the Adviser shall pay the Distributor an annual fee of $20,000 for the first seven funds in the Trust and $5,000 for each Fund after the seventh fund in the Trust. For the fiscal year ended October 31, 2025, the Adviser paid all fees due to the Distributor pursuant to the Distribution Agreement. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. The Distributor has its principal business offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Transfer Agent”) serves as transfer agent, dividend paying agent and shareholder service agent for the Trust under a transfer agency services agreement with the Trust. The Transfer Agent has its principal business offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

THE CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as the custodian of the Trust. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

Troutman Pepper Locke LLP, located at 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

SECURITIES LENDING

The Trustees have approved the Funds’ participation in a securities lending program. Under the securities lending program, U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds (“Securities Lending Agent”).

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For the fiscal year ended October 31, 2025, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds pursuant to a securities lending agreement between the Funds and U.S. Bank are shown in the following table:

Fund	Gross Income from Securities Lending Activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/compensation	Net income from securities lending activities
White Oak Select Growth Fund	$902,235	$(6,940)	$(5,974)	$0	$0	$(861,561)	$0	$(874,475)	$27,760
Pin Oak Equity Fund	$208,007	$(1,305)	$(1,377)	$0	$0	$(200,108)	$0	$(202,790)	$5,217
Rock Oak Core Growth Fund	$87,804	$(759)	$(583)	$0	$0	$(83,425)	$0	$(84,766)	$3,038
River Oak Discovery Fund	$165,272	$(893)	$(1,087)	$0	$0	$(159,718)	$0	$(161,698)	$3,573
Red Oak Technology Select Fund	$506,951	$(3,333)	$(3,349)	$0	$0	$(486,939)	$0	$(493,621)	$13,330
Black Oak Emerging Technology Fund	$321,431	$(1,883)	$(2,121)	$0	$0	$(309,892)	$0	$(313,896)	$7,535
Live Oak Health Sciences Fund	$218,744	$(1,419)	$(1,453)	$0	$0	$(210,194)	$0	$(213,067)	$5,677

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For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services to the Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Fund(s); (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) daily monitoring of the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiation of loan terms with borrowers; (v) selecting the securities to be loaned subject to guidelines or restrictions provided by the Fund; (vi) recordkeeping and account servicing; (vii) arranging the return of loaned securities to the Fund at loan termination.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust, including providing individuals to serve as officers of the Trust. The Trustees oversee the actions of the Adviser and the Funds’ other service providers, and review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Funds. In all cases the role of the Board, the Board’s Committees and the individual Trustees is one of general oversight and not management of the day-to-day affairs of the Trust.

Like all mutual funds, the Funds are subject to a number of risks, including operational, investment and compliance risks. Management of risk is performed by the third-party service providers to the Trust, whose services are overseen by the Board. Under the general oversight of the Board, the Trust, the Adviser and the other service providers have adopted policies, procedures and controls to address these risks. The Board receives and reviews information from the Adviser, the other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Funds’ investment policies and restrictions. The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial reporting and internal control system. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period. The Board also receives quarterly service level reports from Ultimus Fund Services, LLC to assist it in overseeing operational risk.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Board is chaired by Michael R. Shade, who is not an “interested person” of the Trust (as that term is defined in the 1940 Act) (an “Independent Trustee”). As such, Mr. Shade serves as the primary liaison between the Independent Trustees and the Board and the Trust’s service providers, participates in the development of agendas for Board meetings and chairs executive sessions of the Independent Trustees, as well as performs such additional tasks as are requested by the Independent Trustees. As part of its annual self-evaluation, the Board reviews its Committee structure and membership. The Board believes that its current structure is appropriate based on the size of the Board, the number of Funds overseen by the Trustees and the nature of the Trust’s business.

BOARD MEMBERS. Set forth below are the names, dates of birth, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. The business address of each Trustee is Oak Associates Funds Board of Trustees, 3800 Embassy Parkway, Suite 310, Akron, Ohio 44333. Each Trustee serves for an indefinite term until retirement, resignation, death or removal.

INTERESTED TRUSTEE

●	ROBERT D. STIMPSON (Born 1973) – Trustee* (since 2024) – Chief Investment Officer of Oak Associates, ltd. (since 2019).

INDEPENDENT TRUSTEES

●	SUSAN F. AKERS (Born 1972) – Trustee (since May 2022) – CFO and Principal of Ullman Oil Company (since June 2015).

●	JENNIFER E. HOOPES (Born 1965) – Trustee (since 2024) – Chief Legal Officer, Surus, Inc./Surus Trust Company (since 2024); General Counsel, Farm Together, Inc. (farmland asset management) (2022-2024); Principal, Arch Consulting, LLC (compliance consulting) (since 2022); General Counsel, Alumni Ventures Group (11/2021-1/2022); General Counsel, Foreside Financial Group, LLC (2007-2021). Ms. Hoopes also holds other directorships such as Independent Trustee of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (2025 to present); Independent Trustee of Wedbush Series Trust (2025 to present); and Man ETF Series Trust (4 Funds) (2025 to present).

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●	MICHAEL R. SHADE (Born 1948) – Trustee (since 2007) - Attorney at Law; Partner, Shade & Shade (since December 1979).

●	DAVID J. GRUBER (Born 1963) – Trustee (since 2019) - Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present. Mr. Gruber also holds other directorships such as Independent Trustee for Asset Management Fund (4 Funds), Chairman of the Board, 2018 to present, Audit Committee and Valuation Committee member, 2015 to present; Independent Trustee, Audit Committee Chair, of Monteagle Funds (4 Funds), 2015 to present; and Independent Trustee of Cross Shore Discovery Fund, 2014 to 2024.

As of the date of this SAI, the Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information, in addition to the Trustees’ combined contribution to the Board, that led to this conclusion. The summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Susan F. Akers has served as a Trustee of the Trust since May 2022 and is a member of the Audit and Nominating Committees. Ms. Akers has served as the Nominating Committee Chair since 2022. Ms. Akers has experience in business and financial matters as the CFO and Principal of Ullman Oil Company.

Jennifer E. Hoopes has served as a Trustee of the Trust since 2024 and is a member of the Audit and Nominating Committees. Ms. Hoopes has experience with various business, legal, and regulatory matters from serving as Chief Legal Officer, Surus, Inc./Surus Trust Company since 2024, General Counsel of Farm Together since 2022, Principal of Arch Consulting since 2022, and General Counsel of Foreside Financial Group from 2007 to 2021.

Robert D. Stimpson has served as Trustee of the Trust since 2024. Mr. Stimpson has knowledge and experience in business matters and the financial services industry as an executive and portfolio manager of the Funds since 2004. Mr. Stimpson has served as Chief Investment Officer of the Funds since 2019.

Michael R. Shade has served as a Trustee of the Trust since 2007 and is a member of the Audit and Nominating Committees. Mr. Shade has experience with various business, legal and regulatory issues from serving as an attorney and partner in the law firm of Shade & Shade since 1979. Effective February 16, 2024, Mr. Shade serves as Chair of the Board.

David J. Gruber has served as a Trustee of the Trust since 2019 and is a member of the Audit and Nominating Committees. Mr. Gruber has served as the Audit Committee Chair since 2019. The Board of Trustees has determined that Mr. Gruber is an audit committee financial expert as such term is defined by Item 3 of Form N-CSR. Mr. Gruber is a CPA and has served as Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present.

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Mr. Gruber served as an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to 2024. Mr. Gruber is the Chairman of the Board and an independent trustee for Asset Management Funds, and has been an Audit Committee and Valuation Committee member from 2015 to present. Mr. Gruber has also served as an independent trustee and Audit Committee Chair, of Monteagle Funds from 2015 to present. Mr. Gruber has performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

●	AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed entirely of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accountants and whether to terminate this relationship; reviewing the independent registered public accountants’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accountants to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accountant and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accountants’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accountants in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accountants that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accountants and the Trust’s senior internal accounting executive, if any, the independent registered public accountants’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accountants, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Mr. Gruber serves as the Chair of the Audit Committee. The Board of Trustees has determined that Mr. Gruber is an audit committee financial expert as such term is defined by Item 3 of Form N-CSR. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed fiscal year.

●	NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed entirely of the Independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. The Nominating Committee meets periodically, as necessary, and didn’t meet for the recently completed fiscal year. Ms. Akers serves as the Chair of the Nominating Committee.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME	DOLLAR RANGE OF FUND SHARES (FUND)*	AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
INTERESTED TRUSTEES
Robert D. Stimpson	White Oak – Over $100,000
Pin Oak – Over $100,000
Red Oak – Over $100,000
	Live Oak – Over $100,000	Over $100,000
Black Oak – Over $100,000
Rock Oak – Over $100,000
River Oak – Over $100,000

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NAME	DOLLAR RANGE OF FUND SHARES (FUND)*	AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
INDEPENDENT TRUSTEES
Akers	White Oak – None
Pin Oak – None
Red Oak – None
	Live Oak – None	$1 - $10,000
Black Oak – None
Rock Oak – $1 - $10,000
River Oak – $1 - $10,000
Gruber	White Oak – None
Pin Oak –$10,001 - $50,000
Red Oak – $10,001 - $50,000
	Live Oak – $10,001 - $50,000	$50,001 - $100,000
Black Oak – None
Rock Oak – $10,001 - $50,000
River Oak – None
Hoopes	White Oak – None
	Pin Oak – None	None
Red Oak – None
Live Oak – None
Black Oak – None
Rock Oak – None
River Oak – None
Shade	White Oak – Over $100,000
Pin Oak – Over $100,000
Red Oak – Over $100,000
	Live Oak – $50,001 - $100,000	Over $100,000
Black Oak – $50,001 - $100,000
Rock Oak – $10,001 - $50,000
River Oak – $10,001 - $50,000

*	Valuation date is December 31, 2025.

As of December 31, 2025, none of the Independent Trustees, or any of their immediate family members (i.e., spouse or dependent children) served as an officer, director or was an employee of the Trust, the Adviser or the Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities. Additionally, as of the same date, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) owned beneficially or of record any interest in the Adviser or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

AGGREGATE TRUSTEE AND OFFICER FUND OWNERSHIP. As of February 1, 2026, officers and Trustees of the Trust, in the aggregate, owned the following percentages of each Fund’s outstanding voting shares: White Oak: 1.32%; Pin Oak: 6.41%; Rock Oak: 35.39%; River Oak: 24.42%; Red Oak: 1.77%; Black Oak: 11.38%; and Live Oak: 11.54%

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BOARD COMPENSATION. The Trust paid the following fees to its Trustees during its most recently completed fiscal year.

NAME	AGGREGATE COMPENSATION	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX*
INTERESTED TRUSTEES
Stimpson	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Shade	$77,500	$0	$0	$77,500
Gruber	$68,500	$0	$0	$68,500
Akers	$64,500	$0	$0	$64,500
Hoopes**	$61,500	$0	$0	$61,500

*	The Trust is the only investment company in the “Fund Complex.”

Trust Officers. The officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. None of the officers receive compensation from the Trust for their services.

●	CHARLES A. KIRALY (Born 1969) – President since July 2014 –Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014.

●	ZACHARY P. RICHMOND* (Born 1980) – Treasurer since April 2019 - Vice President and Director of Financial Administration since 2019; Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC from 2019 to July 2014;; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

●	MARGARET L. BALLINGER (Born 1953) - Chief Compliance Officer since February 2015 –President since January 2020, Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.

●	MAGGIE BULL* (Born 1965) – Secretary since February 2018 – Vice President, Senior Managing Counsel, since August 2022, Vice President, Senior Legal Counsel (February 2020 to August 2022) for Ultimus Fund Solutions, LLC.

*	These officers of the Trust also serve as officers to one or more mutual funds for which Ultimus Fund Solutions, LLC or its affiliates act as administrator or distributor.

PURCHASE, REDEMPTION AND PRICING SHARES

Information regarding the purchase and redemption of shares is discussed in the “Purchasing, Selling and Exchanging Fund Shares” section of the Prospectus.

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PRICING OF SHARES

The NAV per share of each Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by the Administrator, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange is open for business.

General Policy. Each Fund adheres to Section 2(a)(41), and Rules 2a-4 and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Adviser as “valuation designee” under the direction of the Trust’s Board of Trustees In complying with the 1940 Act, the Trust follows guidance provided by the SEC and by its staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith by the Adviser as valuation designee.

Money Market Securities and other Debt Securities. Money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be fair valued at their amortized cost, which approximates market value. Investments in unregistered private liquidity funds are valued at the applicable net asset value as determined by those funds each business day. Investments in repurchase agreements are generally valued at par each business day. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith by the Adviser as valuation designee.

Registered Investment Companies. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable NAV.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

Securities that do not have a readily available current market value are valued in good faith by the Adviser as valuation designee under the direction of the Trust’s Board of Trustees. The Adviser has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, the value of the security or asset will be determined in good faith by the Adviser. The Adviser’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

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Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

TAXATION OF THE FUNDS

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds a Fund’s shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding a Fund’s shares should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of a Fund’s shares by the partnership.

The summary assumes that shareholders will hold a Fund’s shares as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (ii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “Non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

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No Fund has requested nor will any Fund request a private letter ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify each year for, taxation as a regulated investment company (“RIC”) under Subchapter M of the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).

The transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017 if any portion of the gain on the disposition would be treated as effectively connected with the conduct of a trade or business within the United States, unless the transferor provides certain certifications. However, the IRS delayed this withholding requirement with respect to publicly traded partnerships, which now applies to transfers that occur on or after January 1, 2023.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies would not constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are not directly related to the principal business of a Fund in investing in stock or securities with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of

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certain expenses allocable thereto (“net tax-exempt interest”). Each Fund may retain for investment all or a portion of its “net capital gain” (i.e., the excess of its net long-term capital gain over its net short-term capital loss. If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation at a flat tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income which may be eligible for the long-term capital gains tax rates for qualified dividend income passed through to a non-corporate shareholder and the dividends-received deduction for corporate shareholders. The long-term capital gains rate is 20% for non-corporate shareholders (15% and 0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If a Fund fails to qualify as a RIC for a period of greater than two taxable years, such Fund generally would be required to recognize any net built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. A Fund may carry capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. Capital gains arising in subsequent years are offset by carried forward capital losses, and are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.

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WASH SALES. A Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of such RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs if holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Investments in Partnerships. The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships). An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders. In addition, the Fund may have to dispose of assets, or devise other methods of cure, to the extent an underlying partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests. The transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest, unless the transferor provides certain certifications. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. Application of the PFIC rules, among other things, may affect the amount, character, and timing of gain or loss recognized. For instance, if a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon, even if such Fund timely distributes the PFIC income as a taxable dividend to its shareholders. A Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain. Each Fund will account for any investments in PFICs in a manner it

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deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.

A Fund may be able to mitigate these adverse tax consequences by electing to treat a PFIC as a “qualified electing fund” (“QEF”) or by making a “mark-to-market” election. To the extent a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, regardless of whether the PFIC makes an actual distribution to the Fund. As a result of a QEF election, recognition of income may be accelerated (without the concurrent receipt of cash). Further, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax. In most instances it will be very difficult to make this election because of certain requirements in making the election, including, but not limited to, it may not be possible to obtain information required to make the election.

Alternatively, a Fund may elect to “mark-to-market” its stock in any PFIC as though the Fund had sold and repurchased its holding in such PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Pursuant to the election, a Fund may deduct the losses, if any, only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The “mark-to-market” election may cause the Fund to be required to recognize taxable income or gain without the concurrent receipt of cash.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by a Fund if the Fund shares are loaned pursuant to a securities lending agreement.

DISTRIBUTIONS. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return, except in cases of certain tax-exempt shareholders. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether the shareholders receive them in case or receive them in additional shares.

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For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of a Fund may be eligible for the long-term capital gains tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains rate is 20% for non-corporate shareholders (15% and 0% for non-corporate shareholders in lower income tax brackets) for non- corporate shareholders with taxable income of less than the threshold amounts. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction with respect to a Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

A 3.8% Medicare contribution tax applies to net investment income (excluding tax-exempt interest) including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of net tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (applicable as described above) will apply to gains from the sale or exchange of a Fund’s shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund

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that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), such distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21 % in the case of corporations) and the non- U.S. shareholders will be subject to the federal income tax, reporting and requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and on capital gains dividends provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs).

Distributions from a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations”) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholders to file a federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Pursuant to the Foreign Account Tax Compliance Act (“FATCA), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutional including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

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TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX BASIS INFORMATION. For shares of a Fund that you redeem, your financial intermediary or a Fund (if a shareholder holds the shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of a Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out, Specific Lot Identification (SLID) or High Cost, First Out). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

If a shareholder is a corporation and has not instructed a Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2023, 2024 and 2025, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

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	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2023	2024[1]	2025[2]
White Oak Fund	$9,663	$8,833	$9,056
Pin Oak Fund	$15,982	$3,759	$3,126
Rock Oak Fund	$1,004	$1,818	$1,758
River Oak Fund	$15,427	$8,027	$2,719
Red Oak Fund	$11,552	$8,320	$19,108
Black Oak Fund	$7,938	$2,728	$2,988
Live Oak Fund	$22,464	$4,790	$6,228

[1]	The lower Commissions paid in 2024 versus 2023 are primarily due to lower trade volume in fiscal 2024 (primarily as a result of tax loss selling in 2023).
[2]	The higher Red Oak Fund Commissions paid in 2025 versus 2024 are primarily due to higher trade volume, while the lower River Oak Fund Commissions paid in 2025 versus 2024 are primarily due to lower trade volume.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

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For the Trust’s most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
White Oak Fund	$9,056	$38,884,499
Pin Oak Fund	$3,126	$14,363,499
Rock Oak Fund	$1,758	$3,654,297
River Oak Fund	$2,719	$5,185,840
Red Oak Fund	$19,108	$85,597,804
Black Oak Fund	$2,988	$12,720,312
Live Oak Fund	$6,228	$25,779,877

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2023, 2024 and 2025, the Funds did not effect any brokerage transactions in their portfolio securities with an affiliated broker.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular broker-dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2025, the White Oak Fund held securities valued at $33,276,462 of JPMorgan Chase & Company.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Trust’s President to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The President reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete schedule of investments in each Semi-Annual and Annual Financials and Additional Information to Fund shareholders or, for the first and third fiscal quarters, as an exhibit to their reports filed with the SEC on Form N- PORT. Quarterly holdings reports filed with the SEC on Form N- PORT are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Funds’ most recent Annual and Semi-Annual Financials and Additional Information are also available, free of charge, on the Funds’ website at www.oakfunds.com by clicking on the “Forms & Information” page.

In addition, certain portfolio holdings information for each Fund is available on the Funds’ website – www.oakfunds.com – by clicking the applicable link for each Fund from the home page. By following these links, you can obtain a list of the top portfolio holdings for each Fund as of the end of the most recently completed calendar quarter. Information regarding each Fund’s complete list of portfolio holdings is available through posted regulatory documents on the Funds’ Forms & Information page of the website at each fiscal quarter end period.

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The information on the Funds’ website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds’ policies and procedures provide that the President may authorize disclosure of portfolio holdings information to these parties at differing times and/or with different lag times to these third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

Currently, the Funds do not have arrangements to provide additional disclosure of portfolio holdings information to third party consultants.

The Trust’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or any recipient of a Fund’s portfolio holdings information.

The Funds’ service providers, such as the Adviser, Custodian, Distributor, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on a Fund’s non-public information. Financial printers, proxy voting service providers, the independent registered public accounting firm and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, which shares have been designated as “Class I” shares by the Trust’s Board of Trustees. All references to “shares” in this SAI relate to Class I shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions,

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but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in IPOs or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds’ proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX. The Funds’ proxy voting records for the most recent 12-month period ended June 30th are available upon request by calling 1-888-462-5386 or by writing to the Funds at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. 46707, Cincinnati, Ohio 45246. The Funds’ most current Form N-PX filing is also available on the SEC’s website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of February 2, 2026, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of a Fund’s shares. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control such Fund within the meaning of the 1940 Act.

White Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC	22.86%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
NATIONAL FINANCIAL SERVICES CORP	15.22%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281

Pin Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP	18.83%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
CHARLES SCHWAB & CO INC	15.70%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441

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Rock Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
VANITA B OELSCHLAGER TRUST	28.86%
U/A DTD 03/27/1990
PO BOX 82
AKRON, OH 44210
G FRANCKEN	11.48%
FIRST NATIONAL BANK CUST FBO G J FRANCKEN
23 MANORFIELD CIR
DELMONT, PA 15626-1572
NATIONAL FINANCIAL SERVICES CORP	9.88%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
CHARLES SCHWAB & CO INC	5.47%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441

River Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
ROBERT W MALONE AND LARRY FOSTER, CO-TTEES	36.68%
J D OELSCHLAGER MARITAL TRUST
U/A DTD 11/17/1983
3800 EMBASSY PKWY STE 300
AKRON, OH 44333
VANITA B OELSCHLAGER TRUST	9.77%
U/A DTD 03/27/1990
PO BOX 82
AKRON, OH 44210
CHARLES SCHWAB & CO INC	8.56%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
NATIONAL FINANCIAL SERVICES CORP	5.19%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FIN CTR
NEW YORK, NY 10281

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Red Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC	42.75%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
NATIONAL FINANCIAL SERVICES CORP	22.06%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281

Black Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
ROBERT W MALONE AND LARRY FOSTER, CO-TTEES	14.05%
J D OELSCHLAGER MARITAL TRUST
U/A DTD 11/17/1983
3800 EMBASSY PKWY STE 300
AKRON, OH 44333
CHARLES SCHWAB & CO INC	10.31%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
VANITA B OELSCHLAGER TRUST	8.60%
U/A DTD 03/27/1990
PO BOX 82
AKRON, OH 44210
NATIONAL FINANCIAL SERVICES CORP	8.02%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281

Live Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP	35.10%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	10.23%
VANITA B OELSCHLAGER TRUST	6.45%
U/A DTD 03/27/1990
PO BOX 82
AKRON, OH 44210

39

The Trust believes that most of the shares referred to above as held by those intermediaries indicated were held accounts for their beneficial, agency or custodial customers.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Financial Statements and Additional Information Report for the fiscal year ended October 31, 2025 are incorporated by reference into this SAI. The 2025 financial statements included in the Annual Financial Statements and Additional Information Report have been audited by Cohen & Company, Ltd., an independent registered public accounting firm whose report thereon is also incorporated herein by reference and upon the authority of said firm as experts in accounting and auditing. No other parts of the Annual Financial Statements and Additional Information Report are incorporated by reference herein. Copies of the Annual Financial Statements and Additional Information Report may be obtained without charge, upon request, by writing to the Trust at Oak Associates Funds c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or calling (888) 462-5386 or on the Trust’s website at www.oakfunds.com.

40

APPENDIX A

DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk. This designation indicates that default is a real possibility.

“RD” – Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

“D” – Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation. Specific limitations relevant to the Short-Term Ratings scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

●	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

APPENDIX B

Proxy Voting and Class Actions

Policies and Procedures

Oak Associates, ltd.

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act of 1940 (“Advisers Act”) Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

On November 22, 2022, the SEC adopted amendments to Form N-PX requiring registered investment companies to disclose more detail about their proxy votes effective July 1, 2023. The amendments also require institutional investment managers who must report under Section 13(f) of the Securities Exchange Act of 1934 to file Form N-PX, detailing their voting on executive compensation (“say-on-pay”) matters for securities they have voting authority over. As defined in Rule 14Ad-1 under the Securities Exchange Act of 1934, (Release No. 33-1131; 34-96206, IC- 34745) institutional investment managers that exercise investment discretion over securities with an aggregate value of at least $100 million are required to report annually on Form N-PX their executive compensation (“say-on-pay”) votes. An investment manager’s Form N-PX must satisfy all the requirements of a registered fund’s Form N-PX as summarized in this Policy, under Item 4, Proxy Voting Procedures.

Proxy Voting and Class Action (Oak)	Rev: JULY 2024	B-1

Policy

1.	The Chief Compliance Officer (“CCO”) delegates decisions with respect to specific proxy issues to the Portfolio Manager who is most familiar with the issuer and its business.

2.	Proxies are generally voted according to recommendations made by ISS Governance Services. The Portfolio Manager reviews the issues included in each proxy and may decide to vote the proxies in a manner that differs from an ISS recommendation if such recommendation is deemed not to be in the best interest of the client.

3.	A Portfolio Manager deviating from ISS’ recommendations must provide the CCO with a written explanation of the reason for the deviation.

4.	Oak also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any potential or actual conflict of interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances. Portfolio Managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decision with respect to that proxy.

5.	Any attempt to influence the proxy voting process by issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any client’s attempt to influence proxy voting with respect to other clients’ securities should be promptly reported to the CCO.

Proxy Voting Procedures

1.	Oak Associates, ltd. (“Oak”) votes proxies with respect to the client securities where expressly given authority in writing.

2.	Oak has retained proxy advisory firm, Institutional Shareholder Services (ISS), to assist in voting proxies with respect to client securities. Oak’s CCO and/or designee manages the relationship with ISS and ensures that all proxies are properly voted, and appropriate records are being retained.

3.	Oak will not neglect its proxy voting responsibilities, but Oak may abstain from voting if it deems that abstaining is in its clients’ best interests. For example, Oak may be unable to vote securities that have been lent by the custodian. The CCO and/or designee will prepare and maintain memoranda describing the rationale for any instance in which Oak does not vote a client’s proxy.

4.	ISS will retain the following information in connection with each proxy vote:

●	The issuer’s name;

●	The security’s ticker symbol or CUSIP, as applicable;

Proxy Voting and Class Action (Oak)	Rev: JULY 2024	B-2

●	The International Securities Identification Number (ISIN);

●	The global share class Financial Instrument Global Identifier (FIGI) for the security (optional);

●	The shareholder meeting date;

●	Identification of the matter voted on;

●	Categorization of proxy matters using a specified list of categories including say-on-pay (SOP) votes over which manager exercised voting power;

●	Whether the matter was proposed by the issuer or a security-holder;

●	The number of shares that Oak voted with number zero (0) entered if no shares voted;

●	Quantitative disclosure of shares on loan but not recalled;

●	How Oak cast its vote (for or against the proposal, abstain, for or withhold);

●	Whether Oak cast its vote with or against management recommendations;

●	Identification of institutional manager that exercised voting power (if applicable);

●	Series identification number (if applicable) and;

●	Any other reporting information.

5.	The CCO and the applicable Portfolio Manager are responsible for identifying possible conflicts of interest that exist between the interests of Oak and its clients prior to the time Oak casts its vote. This examination includes a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak or its employees that may create a material conflict of interest.

6.	ISS also maintains policies and practices that are designed to neutralize and guard against conflicts of interest that could arise between the issuer of the proxy and ISS or ISS’ affiliates. In certain instances, ISS may engage a qualified third party to perform a proxy analysis and issue a vote recommendation as a further safeguard to avoid the influence of a potential conflict of interest.

7.	On a bi-weekly basis, Oak will send a file to ISS, indicating the list of securities, shares held and accounts to which shares correspond.

8.	Oak’s designee receives automated alerts from ISS on a weekly basis, which serves as notification for refer ballots to be reviewed and voted by the Portfolio Manager.

9.	One of Oak’s Portfolio Managers reviews the ISS recommendations for each proxy and determines whether to vote consistent with or against ISS’ recommendations.

10.	The Portfolio Manager instructs the designee how to vote each proxy and the designee submits the votes to ISS electronically.

11.	Oak performs a quarterly reconciliation of ballots voted and ballots held to ensure that votes are not missed.

Security Lending

1.	Oak is the investment adviser to the Oak Associates Funds, which participate in a Security Lending Program that is administered by US Bank. The Funds maintain a separate Security Lending Policy.

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2.	When the Fund lends its portfolio securities, the voting rights and the right to dividends and other distributions on the loaned securities transfer to the borrower until the loan is terminated or securities are recalled.

3.	The Fund is required to quantitatively disclose on their annual N-PX filing the number of shares on loan and not recalled.

4.	In advance of each proxy meeting, the record date determines how many shares a beneficial owner may vote. The custodian then transmits a daily file to ISS identifying shares currently on loan including notification of how many shares may be voted. Only shares that are not on loan as of that date may be voted.

5.	Oak may determine that a material vote would be necessary and has the option to vote all shares of a particular security by requesting a recall of those shares two weeks in advance of the record date.

6.	These procedures have no impact on the ballot decisions a Portfolio Manager makes when voting proxies.

Class Actions

Oak does not direct clients’ participation in class actions. The CCO will determine whether to return any documentation inadvertently received regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

Disclosure

Oak will disclose a concise summary of the firm’s proxy voting policy and procedures and indicate in its Form ADV Part 2A that clients may contact the CCO via e-mail, by telephone, or written request in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these policies and procedures. If a separate account client requests this information, Oak will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Oak’s Form ADV disclosures will be amended whenever these policies and procedures are updated.

Oak, as a 13(f) filer, is obligated to annually disclose its voting on proxies for each say-on-pay vote over which they exercised voting power during the most recent prior year in accordance with Form N-PX reporting requirements and as outlined in this Policy, under Item 4, Proxy Voting Procedures.

As a matter of policy, Oak does not disclose how it expects to vote on upcoming proxies. Additionally, Oak does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Proxy Voting and Class Action (Oak)	Rev: JULY 2024	B-4

Recordkeeping

The CCO has overall responsibility for maintaining files and records regarding Oak’s proxy policies and procedures in an appropriate manner and for the required period, i.e., two years on-site in Oak’s offices and at least an additional four years off-site in secure and accessible facilities. Oak will retain the following records relating to proxy voting:

●	Copies of all proxy voting policies and procedures required by Rule 206(4)-6;

●	A copy of each proxy statement that the adviser receives regarding client securities. However, Oak may satisfy this requirement by relying on a third party to retain a copy of the proxy statement on the Oak’s behalf, so long as Oak has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. Oak may also satisfy this requirement by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

●	A record of each vote cast by Oak on behalf of a client. Oak may satisfy this requirement by relying on a third party to retain, on Oak’s behalf, a record of each vote cast, so long as Oak has obtained an undertaking from the third party to provide a copy of the record promptly upon request;

●	A copy of any document created by Oak that (a) was material to deciding how to vote proxies on behalf of a client, or (b) memorializes the basis for a proxy voting decision; and

●	A copy of each written request for information regarding how Oak voted proxies on behalf of a client, and a copy of any associated written response by Oak to any written or oral client request for such information.

Annual and Ongoing Review

The CCO will review on an annual basis the adequacy of the firm’s proxy voting policies and procedures. The CCO will conduct periodic due diligence over the proxy service provider’s practices.

Proxy Voting and Class Action (Oak)	Rev: JULY 2024	B-5

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Agreement and Declaration of Trust of Oak Associates Funds (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (b)(1) of the Registrant’s initial Registration Statement on Form N-1A (File No. 333-42115) as filed with the U.S. Securities and Exchange Commission (“SEC”) via EDGAR Accession No. 0001047469-97-007587 on December 12, 1997.

(b)	Registrant’s Amended By-Laws dated December 20, 2023 are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001580642-24-001219 on February 28, 2024.

(c)	Instruments Defining Rights of Security Holders. See Article 3, “Shares” and Article 5, “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also Section 2, “Shareholders” of the Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement made as of December 31, 2019, as amended and restated November 1, 2020, between the Registrant and Oak Associates, ltd., is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-21-005097 on February 26, 2021.

(d)(2)	Amendment No. 2 dated February 28, 2022 to the Investment Advisory Agreement made as of December 31, 2019, between the Registrant and Oak Associates, ltd., is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001580642-22-001046 February 28, 2022.

(d)(3)	Contractual Fee Waiver Agreement dated February 28, 2008, as amended and restated November 1, 2020, between the Registrant and Oak Associates, ltd. with respect to the White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Select Fund and Live Oak Health Sciences Fund, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-21-005097 on February 26, 2021.

(e)(1)	Distribution Agreement dated July 1, 2025, between the Registrant and Ultimus Fund Distributors, LLC is filed herewith.

(f)	Not applicable.

(g)(1)	Custodian Agreement dated February 27, 1998, between the Registrant and CoreStates Bank N.A. (subsequently, Wachovia Bank, National Association) is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001047469-98-045338 on December 29, 1998.

(g)(2)	Amendment and Assignment of the Registrant’s Custody Agreement dated August 16, 2006, between Wachovia Bank, National Association and U.S. Bank National Association is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001135428-07-000056 on February 27, 2007.

(h)(1)	Master Services Agreement dated August 11, 2017, between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-18-002964 on February 28, 2018.

(h)(2)	Amendment to Master Services Agreement and Fund Accounting and Fund Administration Letter by and between Ultimus Fund Solutions, LLC and Registrant is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-20-004726 on February 28, 2020.

(h)(3)	Amendment dated August 1, 2021 to the Master Services Agreement dated August 11, 2017, between the Registrant and Ultimus Fund Distributors, LLC incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001580642-22-001046 February 28, 2022.

(h)(4)	Amendment dated August 1, 2023 to the Master Services Agreement dated August 11, 2017, between the Registrant and Ultimus Fund Distributors, LLC is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001580642-24-001219 on February 28, 2024.

(i)	None.

(j)	Consent of Independent Registered Public Accounting Firm, Cohen & Company, Ltd., is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Registrant’s revised Code of Ethics effective January 2020 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-21-005097 on February 26, 2021.

(p)(2)	Adviser’s revised Code of Ethics dated June 2019 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001398344-21-005097 on February 26, 2021.

(p)(3)	Ultimus Fund Distributors, LLC’s Code of Ethics dated June 20, 2023 is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001580642-24-001219 on February 28, 2024.

(q)	Power of Attorney for Trustees dated February 21, 2025 is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File No. 333-42115) as filed with the SEC via EDGAR Accession No. 0001580642-25-001222 on February 28, 2025.

Item 29.	Persons Controlled by or Under Common Control with the Registrant:

Not applicable.

Item 30.	Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of Investment Adviser:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Oak Associates, ltd.

Oak Associates, ltd. is the investment adviser for the White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund. The principal address of Oak Associates, ltd. is 3800 Embassy Parkway, Suite 310, Akron, OH 44333.

Name and Position with Adviser	Name of Other Company	Connection with Other Company
Robert D. Stimpson Chief Investment Officer
Margaret Ballinger Chief Compliance Officer

Item 32.	Principal Underwriters:

(a)	The Distributor also acts as the principal underwriter for the following other registered investment companies:

American Pension Investors Trust (d/b/a Yorktown Funds)
Axxes Private Markets Fund
Axxes Opportunistic Credit Fund
Beacon Pointe Multi-Alternatives Fund
Booster Income Opportunities Fund
Bruce Fund, Inc.
Caldwell & Orkin Funds, Inc.
Cantor Fitzgerald Infrastructure Fund
Cantor Select Portfolios Trust
Capitol Series Trust
CAZ Strategic Opportunities Fund
Centaur Mutual Funds Trust
Chesapeake Investment Trust
CM Advisors Family of Funds
Commonwealth International Series Trust
Conestoga Funds
Connors Funds
Cyber Hornet Trust
Dynamic Alternatives Fund
Eubel Brady & Suttman Mutual Fund Trust
Exchange Place Advisors Trust
Fairway Private Equity & Venture Capital Opportunities Fund
Fairway Private Markets Fund
Flat Rock Core Income Fund
Flat Rock Enhanced Income Fund
Flat Rock Opportunity Fund
HC Capital Trust
Hussman Investment Trust
James Advantage Funds

Johnson Mutual Funds
Lind Capital Partners Municipal Credit Income Fund
MidBridge Private Markets Fund
MSS Series Trust
New Age Alpha Fund Trust
New Age Alpha Variable Funds Trust
Oak Associates Funds
OneAscent Capital Opportunities Fund
OneFund Trust
Papp Investment Trust
Peachtree Alternative Strategies Fund
PennantPark Enhanced Income Fund
Plumb Funds
Private Debt & Income Fund
Prospect Enhanced Yield Fund
RM Opportunity Trust
Sardis Credit Opportunities Fund
Schwartz Investment Trust
Segall Bryant & Hamill Trust
The Cutler Trust
The Investment House Funds
Ultimus Managers Trust
Unified Series Trust
Valued Advisers Trust
VELA Funds
Volumetric Fund
Waycross Independent Trust
Williamsburg Investment Trust XD Fund Trust

(b)

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Melvin Van Cleave	Chief Information Securities Officer	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

Item 33.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant’s Custodian:

U.S. Bank National Association

425 Walnut Street

Cincinnati, OH 45202

(b) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator:

Ultimus Fund Solutions, LLC

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

(c) With respect to Rules 31a-1 (b)(5); (6); (9); (10); and 31a-1 (f), the required books and records are maintained at the offices of the Registrant’s Adviser:

Oak Associates, ltd.

3800 Embassy Parkway

Suite 310

Akron, OH 44333-8334

Item 34.	Management Services:

Not applicable.

Item 35.	Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust for the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets of the requirements for effectiveness of this Post-Effective Amendment No. 49 to its Registration Statement on form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio on the 27th day of February, 2026.

OAK ASSOCIATES FUNDS

By:	/s/ Charles A. Kiraly
Charles A. Kiraly, President

Pursuant to the requirements of the Securities Act, this Amendment No. 49 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

/s/ Robert D. Stimpson*	Trustee	February 27, 2026
Robert D. Stimpson

/s/ Susan F. Akers*	Trustee	February 27, 2026
Susan F. Akers

/s/ Jennifer E. Hoopes*	Trustee	February 27, 2026
Jennifer E. Hoopes

/s/ Michael R. Shade*	Trustee	February 27, 2026
Michael R. Shade

/s/ David J. Gruber*	Trustee	February 27, 2026
David J. Gruber

/s/ Charles A. Kiraly	President	February 27, 2026
Charles A. Kiraly

/s/ Zachary P. Richmond	Treasurer & Principal Financial Officer	February 27, 2026
Zachary P. Richmond

*By:	/s/ Charles A. Kiraly
Charles A. Kiraly
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NUMBERS WITH DESCRIPTION

28(e)(1)	Distribution Agreement dated July 1, 2025, between the Registrant and Ultimus Fund Distributors, LLC
28 (j)	Consent of Independent Registered Public Accounting Firm